ANNUAL REPORTS                                                 NOVEMBER 30, 2000

                                  THE SG COWEN
                                FAMILY OF FUNDS

                      SG COWEN INCOME + GROWTH FUND, INC.
                           SG COWEN OPPORTUNITY FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                         SG COWEN LARGE CAP VALUE FUND

         [LOGO]                                    [LOGO]

                              -------------------
                                    CONTENTS

Chairman's Letter ..........................................    1

SG Cowen Income + Growth Fund, Inc. ........................    2

SG Cowen Opportunity Fund ..................................    5

SG Cowen Intermediate Fixed Income Fund and
SG Cowen Government Securities Fund ........................    8

SG Cowen Large Cap Value Fund ..............................   12

Statements of Investments ..................................   15

Statements of Assets and Liabilities .......................   26

Statements of Operations ...................................   28

Statements of Changes in Net Assets ........................   30

Notes to Financial Statements ..............................   35

Independent Auditors' Report ...............................   56

CHAIRMAN'S LETTER

                                                                January 16, 2001

TO OUR SHAREHOLDERS:

  We are pleased to report that every SG Cowen fund outperformed its benchmark during the fiscal year ended November 30, 2000.

  On the equity side, the SG Cowen Income + Growth Class A shares easily beat the Lipper Equity Income Index and the S&P 500 Index by investing in such areas as utilities, insurance and energy. The SG Cowen Opportunity Fund Class A shares overwhelmed the Russell 2000 Index, a benchmark of small cap investing, with investments including health care, defense and special situations. And the SG Cowen Large Cap Value Fund easily outperformed the Russell 1000 Value Index return, using time-honored value investing principles. In fixed income, both of our bond funds produced better returns than their benchmarks, primarily due to our heavy concentration in U.S. Treasury securities and long-duration assets in a falling interest rate environment.

  Just when commentators were declaring the death of value investing after two years of soaring technology stocks, value came back to life during fiscal year 2000. In addition, the year reminded investors why it is a good idea to diversify their portfolios across a broad range of stock groups as well as investment categories. Bonds produced strong returns as a slowing economy and weakening corporate profits pointed investors to U.S. Treasury securities and other high quality fixed income assets.

  Amidst this environment, we remained true to our discipline of searching for value and growth at reasonable valuations. We are gratified that our investment style and strategy produced superior results during the period.

  On the following pages, the portfolio managers provide commentary that analyzes fund performance while providing an outlook for 2001. These discussions are followed by data including a list of portfolio holdings in each fund as of November 30, 2000.

  Thank you for your continuing confidence in the SG Cowen Family of Funds.

                                                                Sincerely,

                                                    /s/ Philippe H. Collas

                                                        Philippe H. Collas
                                                                  Chairman

                         SG COWEN INCOME + GROWTH FUND

Between 1996 through March 10th, 2000, growth investing, particularly technology, was the only game in town, and everyone else was left shivering in the cold. Since March 10th, however, it's tech investors who have been doing the shivering. In contrast, our focus on defensive areas such as health care, utilities and insurance produced heartwarming results for our shareholders.

                                  PERFORMANCE

For the fiscal year ended November 30, 2000, the total cumulative return for the SG Cowen Income + Growth Class A shares was 33.04%. In comparison, the Lipper Equity-Income Index return was 3.60% for the same period, while the Standard & Poor's 500 Index returned -4.22%. The Fund's Class B and Class I shares returned 32.08% and 33.46%, respectively, for the fiscal period.

  During the year 2000, investors did an about-face, shifting away from technology and towards an emphasis on old-fashioned bottom-up stock picking and value. After being out of favor for four years, the traditional value methodology, which is to weight the fundamentals of each company and pay low prices for good companies, was finally rewarded. That has allowed us to post very positive returns in the following areas at a time when the market as a whole has been disappointing:

                            UTILITIES & NATURAL GAS

Both groups are benefiting from lower than average winter temperatures. Electric utilities such as CP&L Energy continue to benefit from deregulation while natural gas companies are enjoying extremely strong natural gas prices, boosted by lower inventories and increased demand.

                          PROPERTY/CASUALTY INSURANCE

Property & casualty companies are finding it easier to raise prices, primarily because discounters have largely left the field. In particular, St. Paul Companies and Hartford Financial Services Group benefited from these factors. Insurance stocks rose steadily during the year, even though interest rates increased during the first half of the fiscal year. That's typically a negative factor since insurance companies hold significant bond portfolios.

                                     ENERGY

Energy is another area that has worked well, particularly during the first half of 2000 as oil prices reached and exceeded the $30 per barrel level. Many of these stocks were purchased at very low price/cash flow multiples, and thus provided the portfolio with strong appreciation to the point where our sell discipline dictated that the positions should be trimmed or eliminated.

                                    DEFENSE

Defense stocks, including Lockheed Martin, benefited from presidential politics, with both major candidates promising new military spending. Increased tensions in the Middle East also generated interest in defense stocks, which had sold at extremely depressed prices during the late 1990s.

                                  HEALTH CARE

  Health care has been a very strong area, particularly the HMO stocks, which have risen from the ashes. In contrast to recent years, health maintenance organizations such as Humana have been able to raise prices in 2000. Meanwhile, a Bush presidency is perceived to take pressure off the HMO industry. In addition, generic drug manufacturers such as Mylar Laboratories benefited when Congress questioned the pricing strategy of the brand-focused pharmaceutical companies.

  Although we are bottom-up stock pickers and do not focus on top down analysis, taking a macroeconomic view is still a necessary part of value investing. As 2000 came to a close, profit warnings were the norm, dot.com failures were widespread and debt levels were precariously high. After the longest period of economic prosperity in American history, as well as the biggest-ever boom in technology and credit creation, it shouldn't be surprising to see an economic slowdown, particularly after the Federal Reserve Board's year-long policy of tightening monetary policy.

  Despite the likelihood of lower interest rates, we continue our bearish outlook on the banking industry, where we currently have no exposure. Bank valuation levels are very high when viewed over the past fifteen years. In addition, we are not confident that banks have made adequate reserves for loan losses, calling into question their true balance sheet strength. Similarly, we sold all of our real estate investment trust shares because we believe that a weakening economy does not bode well for the overbuilt apartment, office and shopping mall markets.

  Because the U.S. economy is in a fragile condition, we're looking for stocks that are likely to meet their revenue and profit targets regardless of how the economy is doing. Not owning technology, banking as well as economic cyclical stocks such as autos, paper and steel has helped the portfolio generate good returns.

  As the period came to a close, we sold some companies with deteriorating financials. One example: Crown Cork & Seal, a packaging company, whose interest coverage fell to low levels. Mattel, Nordstrom and JC Penney were sold to winterize the portfolio, getting it ready for a storm front that may lie ahead.

                                LOOKING FORWARD

Despite its recent outperformance vs. the S&P 500 Index, the portfolio's valuation characteristics continue to be favorable. As of November 30, 2000, the Fund's price-earnings ratio on expected calendar year 2000 earnings was approximately 16x, a discount to the S&P 500 Index earnings multiple of 22x. Meanwhile, the companies held in the Fund had an expected five-year normalized earnings growth rate of about 7.6%, while the S&P 500 growth rate is expected to be 6.0%. In addition, the Fund's 2.2% dividend yield is significantly higher than the Index, which was 1.2%.

  In contrast to the go-go years of the late 1990s, it appears that the stock market is likely to produce more modest results over the next few years. We believe that in a defensive market, a traditional conservative portfolio such as this one is likely to shine.

PAUL D. HOUK, CFA
INVESTMENT OFFICER

                    COMPARISON OF CHANGE IN VALUE OF $10,000

               INVESTMENT IN SG COWEN INCOME + GROWTH FUND, INC.,

                         CLASS A SHARES AND THE S&P 500

                    AND THE LIPPER EQUITY INCOME FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             SG COWEN INCOME             LIPPER EQUITY
                + GROWTH                    INCOME
               FUND, INC.     S & P 500      FUND
                                             INDEX
7/31/90              $10,000    $10,000        $10,000
7/31/91              $11,141    $11,276        $11,150
7/31/92              $13,200    $12,718        $12,842
7/31/93              $14,447    $13,828        $14,600
7/31/94              $14,488    $14,546        $15,325
11/30/1994*          $14,078    $14,553        $15,036
11/30/95             $18,231    $19,925        $19,198
11/30/96             $21,488    $25,507        $23,356
11/30/97             $25,614    $32,190        $28,842
11/30/98             $26,634    $39,832        $32,166
11/30/99             $26,337    $48,153        $33,952
11/30/00             $35,039    $46,121        $35,174

$ in thousands

                       AVERAGE ANNUAL TOTAL RETURN**
----------------------------------------------------------------------------
     1 YEAR                    5 YEAR                        10 YEAR
        26.71%                 12.85%                        13.58%

-------------

  * FUND CHANGED FISCAL YEAR TO NOVEMBER 30.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

    PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

                           CLASS B AND CLASS I SHARES

                                                             AVERAGE ANNUAL TOTAL RETURN
                                             ------------------------------------------------------------
                                                  1 YEAR                5 YEAR
                                                                                           INCEPTION***
    Class B shares****                            27.08%                12.77%                14.06%
    Class I shares                                33.46%                14.27%                15.16%

-------------

 *** INCEPTION DATES OF CLASS "B" SHARES AND CLASS "I" SHARES ARE MAY 17, 1994
     AND MAY 9, 1994 RESPECTIVELY.

**** AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                           SG COWEN OPPORTUNITY FUND

We believe that small caps are quietly emerging as one of the most attractive areas in the U.S. stock market. Our disciplined approach--"The Search For Companies Poised For Growth"--was amply rewarded, outperforming all benchmarks in fiscal year 2000.

                                  PERFORMANCE

For the fiscal year ended November 30, 2000, the total return for the SG Cowen Opportunity Fund Class A shares was 31.88%. The Fund vastly outperformed the Russell 2000 Index return of -0.58% and the S&P 500 Index return of -4.22%. The Fund's Class B and Class I shares returned 30.87% and 32.32%, respectively, for the fiscal period.

  In fiscal 2000, stock selection and industry weighting drove returns, with such strong performers as energy, health care, defense and property/casualty insurance. In addition, we had hypothesized correctly that small cap companies selling below private market value would be attractive acquisition candidates as many large caps struggle to maintain top line growth.

  Our strategy is to seek companies that are selling at attractive valuations. Then, we look for potential catalysts that can bring these companies to life, such as new management, products, technology or external acquisition. Our research team analyzes a company's fundamental strength, preferring those with improved balance sheets and cash flows, growing market share and experienced management with significant stock ownership.

  We were significantly underweighted in technology, the worst performing group, and the dominant advertiser in last year's Super Bowl. Indeed, the advertisements for Super Bowl 2000 were hazardous to one's investment portfolio. According to Leuthold Group, a research firm, the average stock price decline of the publicly-traded television advertisers in Super Bowl 2000 was more than 70%. Technology's decline will result in a return to more traditional advertising in the 2001 Super Bowl such as beer and automobiles. While beer (defensive) or autos (a rebound on lower interest rates) may be interesting stocks in 2001, we have several promising companies in such fields as health care, precious metals, agriculture, energy and special situations that we hope will fair better than the advertisers from Super Bowl 2000.

                                UNLOCKING VALUE

Although we approach investing from a bottom-up perspective, occasionally the catalyst for unlocking value is an industry factor that may be driving several companies. A good example is health care, particularly companies dependent on Medicare payments that recently became more generous, reversing the trend of the past few years. For example, after a few years of flat performance, Mid Atlantic Medical Services was a spectacular performer during the year, benefiting from top-down trends as well as individual success. On November 30, 1999, the stock was selling at $8, advanced to $12 on May 31 and closed the fiscal year at about $21. Earnings started to come through while HMO industry fundamentals were improving.

  Our energy holdings benefited from soaring oil prices during the first half of the fiscal year. In the second half of the period, we took significant profits as the companies hit our price targets, reducing our energy position to less than 15% of the portfolio--still three times the weighting in the major benchmarks. We reinvested some of the proceeds into property/casualty insurance companies such as St. Paul Companies and insurance broker Arthur J. Gallagher, which benefited from firmer pricing and lessened competition as weaker players left the field.

  Another industry, aerospace/defense, became more attractive as federal outlays for defense spending stopped declining. While the big project nature of the industry often makes it difficult to achieve consistent quarterly earnings, we believe that companies in the portfolio such as Herley Industries, Newport

News Shipbuilding and Teledyne Technologies are attractively positioned to take advantage of the improving environment.

                            UNCONVENTIONAL APPROACH
                                 TO TECHNOLOGY

Most investors in technology have been preoccupied with dotcoms and the large cap, highly-valued technology, media and telecommunications companies which performed poorly during the year. Our technology approach has been non-traditional, focusing on technology through the defense and health care industries, including medical devices, emerging drug therapies and services. In addition, we own companies such as Veritas, an energy company that provides high tech drilling services, Calgon Carbon, which focuses on water purification and Genta, a biotechnology company focusing on treatments to allow the human body to accept a higher level of drug therapy to treat cancer.

  Merger and acquisition activity played a role in performance during the year. For example, Acuson, a small ultrasound company offered investors a low price-to-book value, significant insider ownership, and a new technology. It was purchased by Siemens, the giant German-based electronics company. Santa Fe International, an energy company, was bought out by Devon Energy. As a result, Acuson and Santa Fe produced very high returns for the portfolio.

                                LOOKING FORWARD

Logic might suggest that technology would be a fertile area for our investment discipline. After all, it's out of favor, it's beaten up and a catalyst might be the Federal Reserve Board's efforts to keep the U.S. economy out of a recession. However, a recent study by Merrill Lynch suggests that the technology swoon could have further to go. Over the past several years, the study showed that technology shares and non-tech growth companies tended to sell at an equal valuation--except in 1998-1999, when tech began to sell at about four times the valuation of non-technology growth companies. Even in this correction, tech still sells at 1.5 to 2 times the valuation of non-tech growth companies. To be sure, we will continue to search for individual stocks in technology and elsewhere that fit our criteria. However, real value may not be located in those determined to be cheap by traditional value measures, but rather in those companies that have leading edge products as well as customers that are drawn to them.

  Although technology is generally weak, we remain bullish on the entrepreneurial strength of small cap companies as a group. The Russell 2000 Index has generally outperformed the S&P 500 Index over the past two years. Many well-positioned small cap companies that sat out during the momentum-driven bull run of the past few years are now outperforming. And yet, small cap stocks are still cheap compared to large, trading at 0.7x relative price to cash flow, 0.4x relative price to sales and 14x trailing earnings versus 28x for the S&P 500 and 100x for the Nasdaq. In an economic slowdown, large-cap players would likely buy small cap companies to maintain their growth rates. With attractive valuations, a trend in place (small cap typically outperforms in waves--eight consecutive years after 1974, four years from 1990), limited new supply of stock and a significant underweighting by investors, we believe small cap will continue to emerge as a powerful investment opportunity.

WILLIAM R. CHURCH, CFA
SENIOR INVESTMENT OFFICER

                    COMPARISON OF CHANGE IN VALUE OF $10,000

                    INVESTMENT IN SG COWEN OPPORTUNITY FUND,

              CLASS A SHARES AND THE S&P 500 AND THE RUSSELL 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SG COWEN
          OPPORTUNITY           RUSSELL
             FUND      S&P 500   2000
11/30/90      $10,000  $10,000  $10,000
11/30/91      $13,654  $12,032  $14,489
11/30/92      $15,748  $14,247  $17,908
11/30/93      $20,392  $15,684  $21,301
11/30/94      $22,336  $15,899  $21,066
11/30/95      $24,102  $21,767  $27,068
11/30/96      $31,221  $27,865  $31,537
11/30/97      $35,452  $35,166  $38,286
11/30/98      $26,628  $43,514  $35,752
11/30/99      $31,585  $52,605  $41,408
11/30/00      $41,654  $50,385  $41,168

$ in thousands

                        AVERAGE ANNUAL TOTAL RETURN*
----------------------------------------------------------------------------
     1 YEAR                    5 YEAR                        10 YEAR
        25.66%                 10.50%                        14.77%

  PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 * INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

                           CLASS B AND CLASS I SHARES

                                                             AVERAGE ANNUAL TOTAL RETURN
                                             ------------------------------------------------------------
                                                  1 YEAR                5 YEAR             INCEPTION**
    Class B shares***                             25.87%                10.44%                10.16%
    Class I shares                                32.32%                11.93%                11.16%

-------------

 **INCEPTION DATES OF CLASS "B" SHARES AND CLASS "I" SHARES ARE MAY 17, 1994 AND
   MAY 9, 1994, RESPECTIVELY.

***AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

  ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                      SG COWEN GOVERNMENT SECURITIES FUND

After a difficult 1999, bonds rebounded nicely in 2000. In fact, for the first time since 1991, bonds outperformed stocks -- as the S&P 500 Index and the Dow Jones Industrial Average posted negative returns. In this generally favorable environment for fixed income securities, we are pleased to report that both Funds outperformed their benchmarks for the fiscal year.

                                  PERFORMANCE

For the fiscal year ended November 30, 2000, the total return (which includes price appreciation and net income ) for the SG Cowen Intermediate Fixed Income Fund's Class A shares was 8.43%. In comparison, its benchmark, the Lehman Brothers Intermediate Government/Credit Index, an unmanaged benchmark representative of all bonds outstanding with maturities up to 10 years, returned 7.77%. The Fund's Class B and Class I shares returned 8.25% and 8.70%, respectively, for the fiscal period.

  The total return for the SG Cowen Government Securities Fund's Class A shares was 9.36% for the fiscal year. In comparison, its unmanaged benchmark, the Lehman Brothers Aggregate Index, returned 9.06%. The Fund's Class I shares returned 9.33% for the same period.

  Key to the Fund's superior performance were several factors. First, both Funds anticipated the peak in yields and maintained a longer average maturity for the year. These longer maturities appreciated in price as yields declined. Second, both Funds benefited from their emphasis on higher quality securities in a period in which credit quality became a concern. Lastly, the Fund's emphasis on U.S. Treasury securities aided performance in a period where those securities provided the best total return among the various sectors of the bond market.

                          SLOWING ECONOMY HELPS BONDS

For the first six months of the fiscal year, short-term yields were rising while longer-term yields were falling, resulting in a non-traditional slope to the yield curve (which describes the relationship between bond yields and maturities). In fact, as the fiscal year progressed, yields of shorter maturities were actually higher than those of longer maturities. In bond parlance, this phenomenon is called an inverted yield curve. Despite the continuing rise in short-term rates, long-term rates actually peaked in January 2000.

  The Federal Reserve Board's actions since mid-1999 -- raising short-term interest rates by a total of 1.75 percentage points in an attempt to slow the economy to reduce the risk of rising inflation -- eventually succeeded. By the second half of the fiscal year, yields on short- to intermediate-term bonds also began to fall as it became clear that the Fed had completed its job and the economy was slowing. Indeed, intermediate rate declines actually exceeded the decline in long-term rates, which provided especially good returns for intermediate-term bonds. Clearly, by the summer of 2000, the bond market experienced an important turn in sentiment and improving performance.

                           BUYING AGENCIES FOR YIELD

The primary shift in the portfolios was the addition of government agency notes. At November 30, 2000, 10% of the SG Cowen Government Securities Fund was invested in agency debentures, while 7% of the SG Cowen Intermediate Fixed Income Fund was invested in agencies. A year earlier, neither fund held agency notes. The reason we added government agency paper was unusually high yield, caused by speculation fueled by Fed chairman Alan Greenspan that the implicit government backing may not continue. This speculation faded as the fiscal year came to an end although yields remained relatively high.

                                LOOKING FORWARD

The Fed's abrupt actions in early January 2001 to cut short-term interest rates by half a percentage point acknowledged that rising energy costs, eroding consumer confidence, shortfalls in corporate profits and a falling stock market were becoming a serious threat to the economy. Additional cuts may be warranted going forward to reverse this trend.

  Despite continued soft economic signs and talk of recession by the incoming Administration, we still believe that the Fed will be successful in achieving a soft landing. Further, we believe that bonds will continue to provide returns in excess of inflation for the near term. We will continue to focus on high-quality bonds such as U.S. Treasury notes and bonds as well as mortgage-backed securities, while underweighting corporate debt in the funds. As always, we will be seeking opportunities in the bond market while maintaining our bias toward higher quality issues.

ALAN E. KOEPPLIN
INVESTMENT OFFICER

                    COMPARISON OF CHANGE IN VALUE OF $10,000

             INVESTMENT IN SG COWEN INTERMEDIATE FIXED INCOME FUND,

                             CLASS A SHARES AND THE

                  LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                SG COWEN       LEHMAN INTERMEDIATE
              INTERMEDIATE      GOVERNMENT/CREDIT
            FIXED INCOME FUND         INDEX
1/20/1993*            $10,000              $10,000
11/30/93              $10,316              $10,720
11/30/94              $10,133              $10,521
11/30/95              $11,575              $12,051
11/30/96              $12,178              $12,620
11/30/97              $13,087              $13,419
11/30/98              $14,182              $14,609
11/30/99              $14,327              $14,773
11/30/00              $15,535              $15,921

$ in thousands

                       AVERAGE ANNUAL TOTAL RETURN**
----------------------------------------------------------------------------
     1 YEAR                    5 YEAR                      INCEPTION*
        5.87%                   5.06%                         5.44%

   PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 2.35%.

                           CLASS B AND CLASS I SHARES

                                                             AVERAGE ANNUAL TOTAL RETURN
                                             ------------------------------------------------------------
                                                  1 YEAR                5 YEAR             INCEPTION***
    Class B shares****                                5.25%             5.13%                 6.38%
    Class I shares                                    8.70%             5.82%                 6.73%

-------------

 ***INCEPTION DATES OF CLASS "B" SHARES AND CLASS "I" SHARES ARE JULY 12, 1994
    AND JULY 11, 1994, RESPECTIVELY.

****AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

   ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

               INVESTMENT IN SG COWEN GOVERNMENT SECURITIES FUND,

                 CLASS A SHARES AND THE LEHMAN AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               SG COWEN       LEHMAN
              GOVERNMENT     AGGREGATE
            SECURITIES FUND    INDEX
1/20/1993*          $10,000    $10,000
11/30/93            $10,228    $10,799
11/30/94             $9,896    $10,470
11/30/95            $11,404    $12,317
11/30/96            $11,899    $12,884
11/30/97            $12,801    $13,857
11/30/98            $14,090    $15,166
11/30/99            $14,616    $15,160
11/30/00            $15,984    $16,534

$ in thousands

                       AVERAGE ANNUAL TOTAL RETURN**
----------------------------------------------------------------------------
     1 YEAR                    5 YEAR                      INCEPTION*
        4.22%                   4.93%                         5.50%

   PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

                                 CLASS I SHARES

                                                             AVERAGE ANNUAL TOTAL RETURN
                                             ------------------------------------------------------------
                                                  1 YEAR                5 YEAR             INCEPTION***
    Class I shares                                    9.33%             5.93%                 7.04%

-------------

 ***INCEPTION DATE OF CLASS I SHARES IS JULY 11, 1994.

   ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                         SG COWEN LARGE CAP VALUE FUND

A year ago, value investors were a forlorn group. A few dozen stocks representing the new economy were the only game in town, making it extremely difficult for diversified portfolios to compete. However, after six interest rate hikes, a national political wrangle, and the resulting downturn in consumer confidence, value appears to be making a comeback. Basic fundamental analysis is once again bearing fruit and value investors who stuck with their investment discipline were rewarded.

                                  PERFORMANCE

For the fiscal year ended November 30, 2000, the total cumulative return for the SG Cowen Large Cap Value Fund Class A shares was 10.21%. In comparison, the Russell 1000 Value Index had a slight gain of 2.40% while the S&P 500 Index lost 4.22%. The Fund's Class B and Class I shares returned 9.41% and 11.42%, respectively, for the fiscal period. We were pleased with these results as the average Lipper Large Cap Value Fund eked out only a 1.0% gain and the average Lipper Large Cap Core Fund was down 2.4%.

                               INVESTMENT PROCESS

Our investment process begins with quantitative valuation screens. We define value as a stock with one or more of the following characteristics: price-book, price-sales, price-earnings, and price-cash flow below the overall stock market. In addition, we prefer stocks with a dividend yield. After determining our value universe, in-depth fundamental analysis is applied. The stocks are analyzed to first verify our valuation criteria and then to determine if there is a catalyst to spur future growth. A catalyst could include new markets/new products, new management, return on equity greater than the market and earnings surprises.

  After determining attractive candidates, the portfolio is constructed so as not to take undue sector risk. Each major market sector is represented in the final portfolio so that there is at least a minimum representation of 0.5x the market weight and no more than 2.0x. These sector limitations allow stock selection to be the most important part of the investment process. The resulting portfolio has 30 to 40 names and valuations on each of the four measures that is less than the market and a dividend yield that is in line.

                     STOCK SELECTION AND SECTOR WEIGHTINGS

During the fiscal year, there was a strong divergence between the best performing sector and the worst, with utilities advancing 42% and technology down 36%. One way to evaluate our bottom-up stock selection process is to compare individual companies with their peers as measured by the appropriate S&P 500 industry index.

    UTILITIES. The S&P utility index posted a 42% gain during the fiscal year and was the best performing group. Utilities did well because of their defensive nature as well as continued industry deregulation, which enabled companies to become more efficient and achieve better economies of scale. We were approximately equal weighted with the index for the period. Our two utility holdings--El Paso Energy, a natural gas pipeline company and Cinergy, an integrated electric utility serving Ohio, Indiana and Kentucky--rose on average 47% for the year.

    HEALTHCARE. Hospitals and health maintenance organizations, which have been under pricing pressure for the past several years, were finally able to raise prices, lower costs, and achieve higher profit margins. These companies left markets that weren't profitable and focussed on their primary businesses. Our holding in Columbia HCA, the nation's largest hospital network, rose 52%, significantly outperforming the S&P health care index gain of 19%. In addition, Columbia HCA, which had been under regulatory review over a Medicare billing controversy, had that cloud lifted as it reached a settlement with the government. UnitedHealth Group, the nation's largest pure HMO, was also held during the period and eventually sold, realizing a 71% gain for the Fund.

    FINANCIAL SERVICES. Chubb and Allstate were both excellent performers, up 55% and 50% respectively, compared to the S&P property and casualty insurance sector gain of 41% and the broad based financial services group return of 11%. The property and casualty insurance cycle turned positive during 2000, as insurers were able to collect premiums that equaled or exceeded claims. Chubb has maintained attractive underwriting ratios even during the industry doldrums of the prior decade. Allstate seized the turn in the cycle to install proprietary claims management strategies to contain auto insurance cost pressures while instituting a major share buyback program. Mortgage lenders like Fannie Mae/Freddie Mac also did well during the fiscal year, gaining 21% and 24% respectively.

    ENERGY. Our energy holdings averaged more than a 20% gain, outperforming the S&P energy index return of 6%. In addition, the Fund had an average weighting of 1.5x the S&P sector weight during the period. TransOcean Sedco led the way, up 42% over the last 12 months. Through strategic mergers and acquisitions, the company has become the largest competitor in the offshore drilling industry. Although oil prices remain higher than the last 10 years' historical average, energy stocks sold off in October and November amid concerns that higher prices would stimulate production, thus increasing supply above demand levels.

    TECHNOLOGY. The Fund began the year almost equal weighted in technology but declined to half the S&P index weight by preserving profits as stocks were sold. For example, 3Com was completely sold at a 130% gain in February as anticipation of the partial spin-off of its Palm Pilot division accelerated the stock price beyond all five of our valuation criteria. We also took some profits in SAP, the largest software company in Europe and Compaq Computer, realizing a 100% and 62% gain, respectively. However, given the technology debacle in the latter half of the year, it would have been better to be out of the entire group, if our discipline allowed.

  Recent transactions include the purchase of Bristol-Myers Squibb and the sale of Baker Hughes. Bristol-Myers had come down in price due to concerns that Taxol, its breast cancer drug, would face generic competition and that some of the newer drugs in the company's product pipeline would not come out fast enough to offset those revenue declines. The shares rebounded when the company announced its decision to sell its consumer products division and focus on pharmaceuticals. Baker Hughes, one of the nation's largest energy equipment and services providers, was originally purchased when oil was $11 per barrel and the company was selling at less than two times cash flow. The stock doubled after a new CEO installed a restructuring plan and the company achieved higher than expected earnings amidst a rising energy price environment. We sold the stock when it reached our price target.

                                LOOKING FORWARD

  As of November 30, 2000, the portfolio's price-book, price-sales, price-earnings, and price-cash flow ratios were less than the overall stock market while the dividend yield was slightly higher. The current market volatility has created many investment opportunities in out-of-favor sectors such as technology and retailing that will continue to propel performance in the future. Valuation analysis and strong stock selection skills are back in favor. We are excited to be a value player in this renewed value market environment and thank you for your continued support.

DIANE E. JAFFEE, CFA
INVESTMENT OFFICER

                    COMPARISON OF CHANGE IN VALUE OF $10,000

                  INVESTMENT IN SG COWEN LARGE CAP VALUE FUND,

           CLASS A SHARES AND THE S&P 500 AND THE RUSSELL 1000 VALUE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SG COW-
             EN                  RUSSELL
          LARGE CAP  S & P 500  1000 VALUE
            VALUE
1/2/98      $10,000    $10,000     $10,000
11/30/98     $9,135    $12,168     $11,182
11/30/99    $10,373    $14,710     $12,353
11/30/00    $11,432    $14,089     $12,650

$ in thousands

        AVERAGE ANNUAL TOTAL RETURN**
----------------------------------------------
     1 YEAR                  INCEPTION*
        4.96%                   2.96%

  PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

                           CLASS B AND CLASS I SHARES

                                                                             AVERAGE ANNUAL
                                                                              TOTAL RETURN
                                                                 --------------------------------------
                                                                      1 YEAR              INCEPTION*
    Class B shares***                                                  4.41%                   -0.81%
    Class I shares                                                    11.42%                    6.25%

-------------

 *INCEPTION DATES OF CLASS A, CLASS B SHARES AND CLASS I SHARES ARE JANUARY 2,
  1998, APRIL 16, 1998 AND JANUARY 30, 1998, RESPECTIVELY.

***AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

  ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                      SG COWEN INCOME + GROWTH FUND, INC.

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 2000

  SHARES                   DESCRIPTION                    VALUE
             COMMON STOCKS - 97.8% OF TOTAL PORTFOLIO
             BASIC INDUSTRY - 2.2%
    24,000   Air Products & Chemicals Co.              $   826,500
                                                       -----------
             CONSUMER DISCRETIONARY - 3.7%
    12,000   Albertson's Inc.                              306,750
    14,000   Fortune Brands, Inc.                          404,250
    35,000   Newell Rubbermaid, Inc.                       680,312
                                                       -----------
                                                         1,391,312
                                                       -----------
             FINANCIAL SERVICES - 8.0%
    32,000   Torchmark Corp.                             1,216,000
    65,000   Unumprovident Corp.                         1,755,000
                                                       -----------
                                                         2,971,000
                                                       -----------
             FOODS - 10.0%
    10,000   Campbell Soup Co.                             333,750
     9,000   General Mills, Inc.                           370,125
             International Flavors &
    22,000   Fragrances, Inc.                              411,125
    15,000   McCormick & Co., Inc.                         558,750
    43,000   Sara Lee Corp.                              1,032,000
    72,000   Tyson Foods, Inc.                           1,008,000
                                                       -----------
                                                         3,713,750
                                                       -----------
             HEALTH CARE - 10.5%
    14,000   Bristol-Myers Squibb Co.                      970,375
   105,000   Humana, Inc.*                               1,260,000
    57,000   Mylan Labs                                  1,364,437
     7,000   Watson Pharmaceuticals, Inc.*                 322,000
                                                       -----------
                                                         3,916,812
                                                       -----------
             INSURANCE - 19.5%
       630   Berkshire Hathaway, Inc., B *               1,369,620
    15,000   Chubb Corp.                                 1,222,500
     9,000   Hartford Financial Services, Inc.             636,750
    26,000   Safeco Corp.                                  697,125
    28,000   St. Paul Companies, Inc.                    1,403,500
    24,000   XL Capital, Ltd.                            1,915,500
                                                       -----------
                                                         7,244,995
                                                       -----------
             METALS & MINING - 4.0%
   136,000   Homestake Mining                              671,500
    90,000   Placer Dome, Inc.                             815,625
                                                       -----------
                                                         1,487,125
                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                               NOVEMBER 30, 2000

  SHARES                   DESCRIPTION                   VALUE
             OIL & GAS EQUIPMENT & SERVICES - 10.2%
    11,000   Apache Corp.                              $   574,750
     8,000   Baker Hughes, Inc.                            264,500
    17,000   Burlington Resources, Inc.                    693,812
    13,000   Halliburton Co.                               433,875
    18,000   Texaco, Inc.                                1,045,125
    30,000   USX - Marathon Group                          791,250
                                                       -----------
                                                         3,803,312
                                                       -----------
             PRINTING - 0.9%
    14,000   Donnelley, RR & Sons Co.                      313,250
                                                       -----------
             TECHNOLOGY/AEROSPACE DEFENSE - 10.9%
    46,000   Lockheed Martin Corp.                       1,568,600
    15,000   Northrop Grumman Corp.                      1,264,689
    35,000   Raytheon Co., Class B                       1,227,188
                                                       -----------
                                                         4,060,477
                                                       -----------
             UTILITIES - 17.9%
    35,000   CMS Energy Corp.                              973,438
    19,000   Carolina Power & Light Co.                    820,562
    26,000   Cinergy Corp.                                 830,375
    28,000   Keyspan Energy Corp.                        1,067,500
    11,359   SCANA Corp.                                   320,182
    39,000   Sempra Corp.                                  953,062
    18,000   Teco Energy Inc.                              526,500
    40,000   Utilicorp United, Inc.                      1,180,000
                                                       -----------
                                                         6,671,619
                                                       -----------
             Total Common Stocks
             (Cost $26,293,866)                        $36,400,152
                                                       -----------

PRINCIPAL
  AMOUNT
             SHORT-TERM INVESTMENTS - 2.2%
$  200,000   Household Finance Corp., 6.53%, 12/5/00   $   200,000
   600,000   Prudential Funding Inc., 6.49%, 12/7/00       600,000
                                                       -----------
             Total Short-term Investments
             (Cost $800,000)                           $   800,000
                                                       -----------
             TOTAL INVESTMENTS
             (Cost $27,093,866)                        $37,200,152
                                                       ===========

  *  Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 2000

  SHARES                  DESCRIPTION                    VALUE
            COMMON STOCKS - 94.5% OF TOTAL PORTFOLIO
            AEROSPACE/DEFENSE - 6.8%
    7,000   Herley Industries Inc*                    $   135,625
    4,900   Litton Industries Inc.*                       296,144
   16,500   Lockheed Martin Corp                          562,650
   19,800   Newport News Shipbuilding                   1,091,476
    6,100   Teledyne Technologies, Inc.*                  117,425
                                                      -----------
                                                        2,203,320
                                                      -----------
            AGRICULTURAL/FARM EQUIPMENT - 5.2%
   41,000   AGCO Corp.                                    399,751
   12,600   Agrium, Inc.                                  148,838
   17,200   IMC Global Inc.                               204,250
   18,700   Lindsay Manufacturing Co                      369,325
    8,300   Potash Corp. of Saskatchewan                  548,319
                                                      -----------
                                                        1,670,483
                                                      -----------
            BUILDING CONSTRUCTION - 1.0%
    9,400   Louisiana Pacific                              66,387
   14,200   Olin Corp                                     245,838
                                                      -----------
                                                          312,225
                                                      -----------
            CONSUMER DISCRETIONARY - 3.4%
   53,600   Pennzoil - Quaker State Co.                   633,150
   77,200   Petsmart, Inc.*                               207,475
    5,800   Reader's Digest Association                   220,762
   10,400   Spanish Broadcasting Systems*                  49,400
                                                      -----------
                                                        1,110,787
                                                      -----------
            ENVIRONMENTAL - 3.4%
  197,300   Calgon Corporation                          1,109,813
                                                      -----------
            FINANCIAL SERVICES - 7.7%
    6,500   Bancwest Corp.                                135,687
    8,300   Berkley Corp.                                 297,762
    7,000   Fidelity National Financial                   167,562
   40,000   Fremont General Corp.                         107,500
    4,100   Arthur J. Gallagher & Co.                     241,900
    6,500   IPC Holdings Ltd.                             139,750
   10,500   Mutual Risk Management, Ltd.                  168,000
    7,000   National Commerce Bancorporation              154,000
   18,500   Net Bank, Inc.*                               124,875
    3,000   Renaissancere Holdings, Ltd.                  217,500

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 2000

 SHARES                   DESCRIPTION                   VALUE
            FINANCIAL SERVICES - (CONTINUED)
    5,400   St. Paul Companies                        $   270,675
   20,400   Sterling Bancshares, Inc.                     307,275
    2,900   Wilmington Trust Corp.                        162,037
                                                      -----------
                                                        2,494,523
                                                      -----------
            FOODS - 0.6%
   11,200   Flowers Industries, Inc.                      182,000
                                                      -----------
            HEALTH CARE - 24.8%
   16,000   ADAC Laboratoties                             294,000
    4,300   Bausch & Lomb, Inc.                           188,394
   86,400   Beverly Eenterprises Inc.*                    475,200
   10,400   Carter, Wallace, Inc.                         312,650
    3,500   Cell Therapeutics, Inc.*                      149,625
    4,700   Cubist Pharmaceuticals. Inc.*                 152,750
   33,200   Cygnus, Inc.*                                 167,037
   16,000   Davita, Inc.*                                 169,000
  112,600   Genta Inc.*                                   752,912
  124,000   Healthsouth Rehabilitation Corp.*           1,728,251
      700   Laboratory Corp. of America*                   99,444
   10,000   Lexicon Genetics, Inc.*                       131,875
   70,000   Manor Care Inc.*                            1,190,000
   71,300   Mid Atlantic Medical Services*              1,515,126
    5,900   Novoste Corp.*                                151,556
    9,000   Serona, SA*                                   192,375
    1,900   Universal Health Services *                   194,631
    5,500   Wilson Greatbatch Technology, Inc.*           131,656
                                                      -----------
                                                        7,996,482
                                                      -----------
            METALS & MINING - 11.3%
   20,000   Agnico Eagle Mines, Ltd.                      131,250
   24,500   Arch Coal Inc                                 249,594
   15,000   Franco Nevada Mining Corp.*                   147,174
  152,300   Homestake Mining                              751,981
   40,000   Meridian Gold Inc.*                           225,000
   21,200   Newmont Mining Corp.                          331,250
    4,800   Noble Affiliates Inc.                         178,800
   34,000   North American Palladium Corp.*               278,180
   95,900   Placer Dome, Inc.                             869,095
   17,900   Teck Corp.                                    136,534
   23,600   USX - US Steel Group, Inc.                    336,300
                                                      -----------
                                                        3,635,158
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 2000

 SHARES                   DESCRIPTION                   VALUE
            OIL & GAS EQUIPMENT & SERVICES - 6.1%
  111,001   EEX Corp.*                                $   374,628
   44,600   Oceaneering Int'l Inc.*                       710,813
   34,100   Parker Drilling Corp.*                        136,400
    7,700   Pride International, Inc.*                    145,819
   10,800   Veritas DGC, Inc.*                            265,275
   25,000   W-H Energy Services, Inc.*                    331,250
                                                      -----------
                                                        1,964,185
                                                      -----------
            OIL & GAS EXPLORATION - 4.0%
    7,300   Forest Oil Corp.*                              90,338
    1,900   Marine Drilling Co.*                           38,000
   35,940   Ocean Energy, Inc.*                           467,220
   47,300   Pioneer Natural Resources                     685,850
                                                      -----------
                                                        1,281,408
                                                      -----------
            PAPER AND FOREST PRODUCTS - 1.2%
    4,000   Boise Cascade Corp.                           115,500
    6,100   Mead Corp.                                    161,268
    2,500   Temple Inland, Inc.                           115,000
                                                      -----------
                                                          391,768
                                                      -----------
            REAL ESTATE - 0.9%
   14,000   LaSalle Hotel Properties                      196,000
    5,400   Macerich Co.                                  103,612
                                                      -----------
                                                          299,612
                                                      -----------
            RETAILERS - 4.1%
   14,000   Claire's Stores, Inc.                         259,875
    6,600   4 Kids Entertainment, Inc.*                    71,362
    9,700   Gymboree Corp.*                               125,494
    9,100   Michael Stores, Inc.*                         232,050
   21,000   Nelson Thomas, Inc.                           124,687
   15,800   TOYS "R" US Inc.*                             299,213
   24,500   Transworld Entertainment*                     199,062
                                                      -----------
                                                        1,311,743
                                                      -----------
            TECHNOLOGY - 7.4%
    7,000   Ditech Communications Corp.*                  109,812
   53,100   Evans And Sutherland Comp Cp.*                320,259
    4,000   Fairchild Semiconductor, Inc.*                 58,000
   15,900   Infinium Software Inc.*                        39,750
   59,600   Information Resources*                        223,500

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 2000

 SHARES                   DESCRIPTION                   VALUE
            TECHNOLOGY - (CONTINUED)
   76,600   Iomega corp.*                             $   367,680
   10,600   Liberate Technologies Inc.*                   112,625
    5,100   Nuance Communications, Inc.*                  155,869
   18,700   Puma Technology Inc.*                         128,562
    8,200   Raytheon Corp.                                287,512
   22,500   Read-Rite Corp.*                               72,422
    6,000   Selectica Inc.*                               121,875
    2,000   Signal Technology Corp.*                       24,500
   16,400   Solutia Inc.                                  207,050
    5,100   Speechworks International, Inc.*              158,100
                                                      -----------
                                                        2,387,516
                                                      -----------
            TRANSPORT/TRUCKING/SHIPBUILDING - 4.5%
   11,300   ABC-NACO, Inc.*                                81,925
   10,800   Alaska Air Group*                             301,725
   10,300   Kirby Corporation*                            177,675
   52,000   Stolt Comex Seaway, S.A.*                     474,500
   11,000   US Freightways, Inc.                          287,375
   15,900   Wabtec Inc.                                   143,100
                                                      -----------
                                                        1,466,300
                                                      -----------
            UTILITIES - 2.1%
   19,800   MCN Energy                                    540,787
    6,200   Western Gas Resources, Inc.                   150,738
                                                      -----------
                                                          691,525
                                                      -----------
            Total Common Stocks
            (Cost $28,925,315)                        $30,508,848
                                                      -----------

PRINCIPAL
 AMOUNT
            SHORT TERM INVESTMENTS - 5.5%
$ 780,000   Household Finance Corp., 6.53%, 12/6/00   $   780,000
1,000,000   Prudential Funding Inc., 6.49%, 12/7/00     1,000,000
                                                      -----------
            Total Short Term Investments
            (Cost $1,780,000)                         $ 1,780,000
                                                      -----------
            TOTAL INVESTMENTS
            (Cost $30,705,315)                        $32,288,848
                                                      ===========

-------------

  *  Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN GOVERNMENT SECURITIES FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 2000

PRINCIPAL                DESCRIPTION                  VALUE
 AMOUNT
           MORTGAGE-BACKED SECURITIES - 43.5% OF
              TOTAL PORTFOLIO

           Federal Home Loan Mortgage Corporation
           (FHLMC) Certificates:
$ 26,144   8.00%, 08/01/07                           $ 26,659
  32,760   8.00%, 02/01/09                             33,385
  69,021   8.50%, 01/01/10                             70,286

           Federal National Mortgage Ass'n (FNMA)
           Certificates:
 118,543   11.00%, 04/01/05                           123,350
  48,559   9.00%, 02/01/15                             50,240

           Government National Mortgage Ass'n
           (GNMA) Certificates:
   5,315   8.00%, 05/15/02                              5,332
   2,909   10.00%, 04/15/16                             3,133
   2,855   10.00%, 07/15/17                             3,083
   2,424   10.00%, 11/15/17                             2,617
   2,726   9.00%, 05/15/21                              2,873
   3,359   9.50%, 11/15/21                              3,564
  15,265   9.50%, 03/20/25                             15,365
  46,604   8.00%, 05/15/25                             47,681
                                                     --------
           Total Mortgage-Backed Securities          $387,568
                                                     --------
           U.S. TREASURY OBLIGATIONS - 45.6%
           U.S. Treasury Notes & Bonds
 100,000   5.625%, 02/15/06                          $100,594
 150,000   5.50%, 02/15/08                            150,071
 150,000   6.00%, 02/15/26                            154,898
                                                     --------
           Total U.S. Treasury Obligations           $405,563
                                                     --------

           U.S. GOVERNMENT AGENCY OBLIGATIONS -
              10.9%
 100,000   6.34%, 02/04/08                           $ 97,109
                                                     --------
           TOTAL INVESTMENTS
           (Cost $885,652)                           $890,240
                                                     ========

SEE NOTES TO FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 2000

 SHARES                  DESCRIPTION                   VALUE

           CUMULATIVE PREFERRED STOCK - 16.3% OF
              TOTAL PORTFOLIO
  20,000   Citigroup Capital 6.850%, 01/22/38        $  447,500
  10,000   Merrill Lynch TOPRS 7.750%, 12/31/36         246,875
                                                     ----------
           Total Cumulative Preferred Stock          $  694,375
                                                     ----------

PRINCIPAL
 AMOUNT
           CORPORATE DEBT - 2.2 %
$100,000   Ford Motor Credit, 6.25%, 12/08/05        $   95,387
                                                     ----------
           MORTGAGE-BACKED SECURITIES - 21.3%

           Federal National Mortgage Ass'n (FNMA)
           Certificates:
  20,037   9.000%, 02/01/02                              20,019
 388,000   7.000%, 01/01/08                             389,940
  34,783   9.000%, 05/01/09                              35,502
  30,910   9.500%, 03/01/10                              32,332
  64,243   7.500%, 09/01/10                              65,267
 128,659   7.500%, 04/01/11                             130,062
  13,822   9.000%, 04/01/15                              14,298
  39,369   9.500%, 07/01/22                              41,629

           Federal Home Loan Mortgage Corporation
           (FHLMC) Certificates:
  52,140   8.000%, 01/01/08                              53,134

           Government National Mortgage Ass'n
           (GNMA) Certificates:
  13,159   8.000%, 06/15/01                              13,152
  21,649   9.000%, 12/15/16                              22,874
  14,871   10.000%, 12/15/18                             16,056
  11,039   8.500%, 10/15/21                              11,450
  32,373   8.000%, 06/15/22                              33,172
  26,460   8.000%, 06/15/27                              27,047
                                                     ----------
           Total Mortgage-Backed Securities          $  905,934
                                                     ----------

SEE NOTES TO FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                               NOVEMBER 30, 2000

PRINCIPAL                DESCRIPTION                   VALUE
 AMOUNT
           U.S. TREASURY OBLIGATIONS - 53.4%

           U.S. Treasury Notes & Bonds
$400,000   6.000%, 07/31/02                          $  401,624
 300,000   6.250%, 02/15/03                             303,750
 400,000   5.750%, 08/15/03                             402,000
 100,000   6.500%, 5/15/05                              104,000
 400,000   5.875%, 11/15/05                             406,688
 500,000   5.625%, 02/15/06                             502,970
 150,000   6.500%, 10/15/06                             157,266
                                                     ----------
           Total U.S. Treasury Notes & Bonds         $2,278,298
                                                     ----------

           U.S. GOVERNMENT AGENCY OBLIGATIONS -
              6.8%
 300,000   6.34%, 02/04/08                           $  291,327
                                                     ----------
           TOTAL INVESTMENTS
           (Cost $4,296,399)                         $4,265,321
                                                     ==========

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 2000

 SHARES                  DESCRIPTION                   VALUE

           COMMON STOCKS - 100.0% OF TOTAL
              PORTFOLIO
           AEROSPACE - 3.7%
   3,400   United Technologies, Inc.                 $  240,762
                                                     ----------
           BASIC INDUSTRY - 1.9%
   1,500   Phelps Dodge Corp.                            73,688
   3,600   USX-US Steel Group, Inc.                      51,300
                                                     ----------
                                                        124,988
                                                     ----------
           CHEMICALS - 2.5%
   2,400   Potash Corp. of Saskatchewan                 158,550
                                                     ----------
           CONSUMER DURABLES - 11.7%
   4,000   Eastman Kodak, Inc.                          168,000
   8,800   Readers Digest Assoc.                        334,950
   3,500   Scholastic Corp.*                            254,625
                                                     ----------
                                                        757,575
                                                     ----------
           CONSUMER NON-DURABLES - 2.1%
   2,700   Avon Products, Inc.                          112,387
     300   Quaker Oats Co.                               26,081
                                                     ----------
                                                        138,468
                                                     ----------
           ENERGY - 9.0%
   2,400   Baker Hughes, Inc.                            79,350
   8,800   Conoco, Inc. Class A                         216,700
   1,900   Grant Prideco., Inc.*                         26,838
   2,100   Transocean Sedco Forex, Inc.                  83,738
   6,400   Ultramar Diamond Shamrock Co.                176,400
                                                     ----------
                                                        583,026
                                                     ----------
           FINANCIAL SERVICES - 9.2%
   4,100   Bank of America Corp.                        163,744
   6,000   Banc One Corp.                               214,875
   2,720   Federal National Mortgage Association        214,880
                                                     ----------
                                                        593,499
                                                     ----------
           HEALTH CARE SERVICES/HMO - 4.4%
   6,800   HCA- Healthcare Co.                          281,775
                                                     ----------
           INSURANCE - 11.1%
   5,500   Allstate Corp                                210,375
   2,300   American Int'l Group, Inc.                   222,956
   3,500   Chubb Corp.                                  285,250
                                                     ----------
                                                        718,581
                                                     ----------

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                               NOVEMBER 30, 2000

 SHARES                  DESCRIPTION                   VALUE
           PHARMACEUTICALS/SUPPLIES - 9.7%
   2,400   Baxter Int'l Inc.                         $  207,750
   2,900   Bristol Myers Squibb Corp.                   201,006
     800   Genzyme Corp.*                                70,250
   6,230   Mylan Labs, Inc.                             149,131
                                                     ----------
                                                        628,137
                                                     ----------
           RETAIL - 9.6%
  23,400   Mattel, Inc.                                 295,425
   3,000   Sears Roebuck & Co.                           97,320
  11,900   Toys "R" Us Inc *                            225,356
                                                     ----------
                                                        618,101
                                                     ----------
           TECHNOLOGY - 16.6%
   9,200   Compaq Computers                             197,800
   6,700   Computer Associates                          175,038
   6,400   Motorola, Inc.                               128,400
   5,000   NCR Corp.*                                   236,250
   3,500   SAP AG-Spons ADR                             116,375
   3,400   Teradyne, Inc.*                              102,213
   1,206   Veritas Software Corp.*                      117,616
                                                     ----------
                                                      1,073,692
                                                     ----------
           TELECOMMUNICATIONS - 2.5%
   8,400   A T & T Corp.                                164,850
                                                     ----------
           TRANSPORTATION - 1.2%
   3,000   CSX Corp.                                     77,811
                                                     ----------
           UTILITIES - 4.8%
   3,300   Cinergy Corp.                                105,394
   3,400   El Paso Energy Corp.                         204,213
                                                     ----------
                                                        309,607
                                                     ----------
           TOTAL COMMON STOCKS
           (Cost $5,906,193)                         $6,469,422
                                                     ==========

  *  Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 2000

                                 INCOME + GROWTH       OPPORTUNITY
                                       FUND                FUND
ASSETS
  Investments in securities,
     at value -
     (Cost $27,093,866,
     $30,705,315 $885,652,
     $4,296,399 and $5,906,193
     respectively - see
     statements)                   $37,200,152         $32,288,848
  Cash                                 145,721             146,573
  Receivables:
    SG Cowen Asset
       Management, Inc.                      -                   -
    Subscriptions to Common
       Stock                            52,957                   -
    Investment Securities sold               -             893,849
    Dividends and interest              70,137              33,559
  Prepaid expenses                      18,712              14,142
  Deferred organization
     expenses -
     Note I (E)                              -                   -
                                   -----------         -----------
      TOTAL ASSETS                  37,487,679          33,376,971
                                   -----------         -----------
LIABILITIES
  Payables:
    SG Cowen Asset
       Management, Inc.                 31,300              33,180
    Redemptions of Common
       Stock                            66,929              31,859
    Investment securities
       purchased                             -             385,323
    Dividends - Note I (C)                   -                   -
    Accrued expenses and other
       liabilities                      47,950              66,708
                                   -----------         -----------
      TOTAL LIABILITIES                146,179             517,070
                                   -----------         -----------
NET ASSETS                         $37,341,500         $32,859,901
                                   ===========         ===========
Net Assets consist of:
  Paid-in capital                  $25,951,148         $33,217,701
  Accumulated undistributed
     (overdistributed) net
     investment income                  99,854                   -
  Accumulated net realized
     gain (loss) on
     investments                     1,184,212          (1,941,333)
  Net unrealized appreciation
     (depreciation) on
     investments                    10,106,286           1,583,533
                                   -----------         -----------
NET ASSETS                         $37,341,500         $32,859,901
                                   ===========         ===========
Class A
  Net Assets                       $34,656,657         $19,699,767
  Outstanding shares of common
     stock, ($.001 par value)        2,480,809           1,253,387
  Net asset value per share        $     13.97         $     15.72
  Maximum offering price per
     share                         $     14.67         $     16.50
Class B
  Net assets                       $ 1,733,835         $ 4,529,157
  Outstanding shares of common
     stock, ($.001 par value)          124,937             307,859
  Net asset value per share        $     13.88         $     14.71
Class I
  Net assets                       $   951,008         $ 8,630,977
  Outstanding shares of common
     stock, ($.001 par value)           67,714             535,226
  Net asset value per share        $     14.04         $     16.13

SEE NOTES TO FINANCIAL STATEMENTS

       GOVERNMENT      INTERMEDIATE FIXED      LARGE CAP
    SECURITIES FUND       INCOME FUND          VALUE FUND

        $890,240           $4,265,321          $6,469,422
          19,571               42,682             122,673
           4,788                3,162               4,071
           5,462                    -                   -
           1,985                  793              23,081
          12,572               46,351              15,015
           9,305                9,847               5,639

               -                    -              44,814
        --------           ----------          ----------
         943,923            4,368,156           6,684,715
        --------           ----------          ----------
               -                    -                   -
               -                    -              57,599
               -                    -              49,477
           1,333                4,541                   -
          19,290               23,107              38,635
        --------           ----------          ----------
          20,623               27,648             145,711
        --------           ----------          ----------
        $923,300           $4,340,508          $6,539,004
        ========           ==========          ==========
        $948,532           $4,521,509          $6,634,504
            (680)                   -               7,845
         (29,140)            (149,923)           (666,574)

           4,588              (31,078)            563,229
        --------           ----------          ----------
        $923,300           $4,340,508          $6,539,004
        ========           ==========          ==========
        $895,345           $4,059,917          $6,304,980

          97,223              435,003             563,486
        $   9.21           $     9.33          $    11.19
        $   9.67           $     9.55          $    11.75
               -           $  172,137          $  165,572

               -               18,311              14,821
               -           $     9.40          $    11.17
        $ 27,955           $  108,454          $   68,452

           3,002               11,660               6,079
        $   9.31           $     9.30          $    11.26

                            Statements of Operations

                          Year Ended November 30, 2000

                                                               INCOME + GROWTH       OPPORTUNITY
                                                                     FUND                FUND
INVESTMENT INCOME
  Dividend Income                                                 $  885,525         $   284,860
  Interest Income                                                     90,847              86,290
                                                                  ----------         -----------
     Total Income                                                    976,372             371,150
                                                                  ----------         -----------
EXPENSES:
  Investment management fee - Note 2(A)                              260,264             306,922
  Service fee - Class A - Note 2(C)                                   79,543              51,276
  Service and Distribution fees - Class B - Note 2(C)                 16,258              46,939
  Professional fees                                                   21,937              23,092
  Shareholder servicing fees
     Class A                                                          23,466              21,981
     Class B                                                           2,044               5,985
     Class I                                                           1,356               4,264
  Directors' fees and expenses - Note 2(D)                            19,320              19,320
  Federal and State registration fees                                 28,035              27,833
  Prospectus and shareholders' reports                                23,999              35,001
  Custodian fees                                                       3,545              10,538
  Amortization of organization expenses - Note 1(E)                        -                   -
  Bookkeeping Fees                                                         -                   -
  Miscellaneous                                                        3,439               3,104
                                                                  ----------         -----------
     Total Expenses                                                  483,206             556,255
     Less: Expenses waived and absorbed - Note 2(A, C, and
        D)                                                                 -                   -
                                                                  ----------         -----------
     Net Expenses                                                    483,206             556,255
                                                                  ----------         -----------
Net Investment Income (loss)                                         493,166            (185,105)
                                                                  ----------         -----------
Realized and Unrealized Gain (Loss) on Investments - Note 3:
     Net realized gain (loss) on investments                       1,520,967           8,030,626
     Net Unrealized appreciation on investments                    7,506,031           1,401,317
                                                                  ----------         -----------
Net Realized and Unrealized Gain on Investments                    9,026,998           9,431,943
                                                                  ----------         -----------
Net Increase in Net Assets resulting from Operations              $9,520,164         $ 9,246,838
                                                                  ==========         ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                                                  GOVERNMENT         INTERMEDIATE         LARGE CAP
                                                               SECURITIES FUND    FIXED INCOME FUND       VALUE FUND
INVESTMENT INCOME
  Dividend Income                                                  $      -            $ 68,267           $  118,283
  Interest Income                                                    83,514             245,571               12,535
                                                                   --------            --------           ----------
     Total Income                                                    83,514             313,838              130,818
                                                                   --------            --------           ----------
EXPENSES:
  Investment management fee - Note 2(A)                               7,333              23,733               56,250
  Service fee - Class A - Note 2(C)                                   2,898              11,085               17,899
  Service and Distribution fees - Class B - Note 2(C)                     -                 942                1,729
  Professional fees                                                  17,232              17,098               21,148
  Shareholder servicing fees
     Class A                                                          1,577               5,158               11,318
     Class B                                                              -                 800                  626
     Class I                                                            447                 935                1,423
  Directors' fees and expenses - Note 2(D)                           19,317              19,321               19,320
  Federal and State registration fees                                26,021              25,950               28,605
  Prospectus and shareholders' reports                                5,000               8,499               19,998
  Custodian fees                                                      3,525               4,313                3,167
  Amortization of organization expenses - Note 1(E)                       -                   -               21,598
  Bookkeeping Fees                                                        -                   -               12,583
  Miscellaneous                                                         272                 680                1,129
                                                                   --------            --------           ----------
     Total Expenses                                                  83,622             118,514              216,793
     Less: Expenses waived and absorbed - Note 2(A, C, and
        D)                                                          (78,733)            (87,497)            (124,415)
                                                                   --------            --------           ----------
     Net Expenses                                                     4,889              31,017               92,378
                                                                   --------            --------           ----------
Net Investment Income (loss)                                         78,625             282,821               38,440
                                                                   --------            --------           ----------
Realized and Unrealized Gain (Loss) on Investments - Note 3:
     Net realized gain (loss) on investments                        (29,194)            (83,104)            (394,623)
     Net Unrealized appreciation on investments                      52,834             162,238            1,077,019
                                                                   --------            --------           ----------
Net Realized and Unrealized Gain on Investments                      23,640              79,134              682,396
                                                                   --------            --------           ----------
Net Increase in Net Assets resulting from Operations               $102,265            $361,955           $  720,836
                                                                   ========            ========           ==========

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                INCOME + GROWTH
                                                                      FUND
                                                      ------------------------------------
                                                                   YEAR ENDED
                                                                  NOVEMBER 30,
                                                          2000                   1999
OPERATIONS:
  Net investment income                               $   493,166            $ 1,015,812
  Net realized gain on investments                      1,520,967              1,500,534
  Net unrealized appreciation (depreciation) on
    investments                                         7,506,031             (2,939,529)
                                                      -----------            -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                     9,520,164               (423,183)
                                                      -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                              (573,585)              (901,584)
    Class B                                               (14,824)               (32,590)
    Class I                                               (43,311)              (133,858)
  Net realized gains on investments
    Class A                                            (1,474,548)            (2,550,390)
    Class B                                               (81,386)              (150,273)
    Class I                                              (192,434)              (334,097)
                                                      -----------            -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (2,380,088)            (4,102,792)
                                                      -----------            -----------
COMMON STOCK TRANSACTIONS - NOTE 4
  Proceeds from shares sold                             2,483,346                931,213
  Net asset value of shares issued in
    reinvestments of distributions                      2,245,810              3,912,420
  Cost of shares redeemed                             (14,971,768)           (13,147,008)
                                                      -----------            -----------
  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                      (10,242,612)            (8,303,375)
                                                      -----------            -----------
  TOTAL DECREASE IN NET ASSETS                         (3,102,536)           (12,829,350)
NET ASSETS:
  Beginning of year                                    40,444,036             53,273,386
                                                      -----------            -----------
  End of year                                         $37,341,500            $40,444,036
                                                      ===========            ===========
  Undistributed net investment income                 $    99,854            $   162,338
                                                      ===========            ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                                            OPPORTUNITY FUND
                                                      ----------------------------
                                                               YEAR ENDED
                                                              NOVEMBER 30,
                                                          2000            1999
OPERATIONS:
  Net investment loss                                 $(185,105)      $   (262,742)
  Net realized gain (loss) on investments             8,030,626         (5,881,274)
  Net unrealized appreciation on investments          1,401,317         12,787,227
                                                      ------------    ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                        9,246,838          6,643,211
                                                      ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments
    Class A                                                   -                  -
    Class B                                                   -                  -
    Class I                                                   -                  -
                                                      ------------    ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         -                  -
                                                      ------------    ------------
COMMON STOCK TRANSACTIONS - NOTE 4
  Proceeds from shares sold                           2,550,813          5,021,001
  Net asset value of shares issued in
    reinvestments of distributions                            -                  -
  Cost of shares redeemed                             (12,671,972)     (31,122,508)
                                                      ------------    ------------
  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                      (10,121,159)     (26,101,507)
                                                      ------------    ------------
  TOTAL DECREASE IN NET ASSETS                         (874,321)       (19,458,296)
NET ASSETS:
  Beginning of year                                   33,734,222        53,192,518
                                                      ------------    ------------
  End of year                                         $32,859,901     $ 33,734,222
                                                      ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

                                                               GOVERNMENT
                                                            SECURITIES FUND
                                                      ----------------------------
                                                               YEAR ENDED
                                                              NOVEMBER 30,
                                                          2000            1999
OPERATIONS:
  Net investment income                               $    78,625     $    92,974
  Net realized gain (loss) on investments                 (29,194)         24,932
  Net unrealized appreciation (depreciation) on
    investments                                            52,834        (138,314)
                                                      -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                       102,265         (20,408)
                                                      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                               (74,628)        (85,424)
    Class I                                                (3,997)         (7,550)
  Net realized gains on investments
    Class A                                               (21,058)        (37,726)
    Class I                                                (1,842)         (3,070)
                                                      -----------     -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    (101,525)       (133,770)
                                                      -----------     -----------
COMMON STOCK TRANSACTIONS - NOTE 4
  Proceeds from shares sold                                11,600         119,779
  Net asset value of shares issued in
    reinvestments of distributions                         81,081         115,860
  Cost of shares redeemed                                (709,651)       (211,173)
                                                      -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                            (616,970)         24,466
                                                      -----------     -----------
  TOTAL DECREASE IN NET ASSETS                           (616,230)       (129,712)
NET ASSETS:
  Beginning of year                                     1,539,530       1,669,242
                                                      -----------     -----------
  End of year                                         $   923,300     $ 1,539,530
                                                      ===========     ===========
  Undistributed net investment loss                   $      (680)    $         -
                                                      ===========     ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                                           INTERMEDIATE FIXED
                                                              INCOME FUND
                                                      ----------------------------
                                                               YEAR ENDED
                                                              NOVEMBER 30,
                                                          2000            1999
OPERATIONS:
  Net investment income                               $   282,821     $   395,882
  Net realized gain (loss) on investments                 (83,104)         31,217
  Net unrealized appreciation (depreciation) on
    investments                                           162,238        (508,655)
                                                      -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                       361,955         (81,556)
                                                      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                              (264,125)       (361,697)
    Class B                                               (10,953)        (19,407)
    Class I                                                (7,743)        (15,855)
                                                      -----------     -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    (282,821)       (396,959)
                                                      -----------     -----------
COMMON STOCK TRANSACTIONS - NOTE 4
  Proceeds from shares sold                                50,083         241,825
  Net asset value of shares issued in
    reinvestments of distributions                        193,482         329,450
  Cost of shares redeemed                              (1,774,447)     (2,999,112)
                                                      -----------     -----------
  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                       (1,530,882)     (2,427,837)
                                                      -----------     -----------
  TOTAL DECREASE IN NET ASSETS                         (1,451,748)     (2,906,352)
NET ASSETS:
  Beginning of year                                     5,792,256       8,698,608
                                                      -----------     -----------
  End of year                                         $ 4,340,508     $ 5,792,256
                                                      ===========     ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                                                LARGE CAP
                                                                VALUE FUND
                                                      ------------------------------
                                                                YEAR ENDED
                                                               NOVEMBER 30,
                                                           2000             1999
OPERATIONS:
  Net investment income                                $     38,440     $    119,675
  Net realized loss on investments                         (394,623)        (233,080)
  Net unrealized appreciation on investments              1,077,019        1,134,859
                                                       ------------     ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                              720,836        1,021,454
                                                       ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                 (34,601)        (112,922)
    Class B                                                     (19)            (480)
    Class I                                                  (3,801)         (16,916)
                                                       ------------     ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (38,421)        (130,318)
                                                       ------------     ------------
COMMON STOCK TRANSACTIONS - NOTE 4
  Proceeds from shares sold                                 164,965          912,613
  Net asset value of shares issued in
    reinvestments of distributions                           38,313          129,888
  Cost of shares redeemed                                (4,148,839)      (5,491,773)
                                                       ------------     ------------
  NET DECREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                         (3,945,561)      (4,449,272)
                                                       ------------     ------------
  TOTAL DECREASE IN NET ASSETS                           (3,263,146)      (3,558,136)
NET ASSETS:
  Beginning of year                                       9,802,150       13,360,286
                                                       ------------     ------------
  End of year                                          $  6,539,004     $  9,802,150
                                                       ============     ============
  Undistributed net investment income                  $      7,845     $      7,826
                                                       ============     ============

SEE NOTES TO FINANCIAL STATEMENTS

                                 SG COWEN FUNDS

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: SG Cowen Income + Growth Fund, Inc. ("CIG"), SG Cowen Funds, Inc. and SG Cowen Series Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. SG Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the SG Cowen Intermediate Fixed Income Fund ("CIFIF"), SG Cowen Government Securities Fund ("CGSF"), and SG Cowen Opportunity Fund ("COF"). SG Cowen Series Funds, Inc. operates as a series company currently issuing common stock representing its portfolio designated as the SG Cowen Large Cap Value Fund ("LgCapValue"). Until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager and principal underwriter to the above-referenced Funds (the "Funds"). On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. From July 1, 1998 through December 31, 1999 SG Cowen through its SG Cowen Asset Management Division served as the investment manager to the Funds, with the existing investment management personnel of Cowen continuing to provide investment management services to the Funds. In January 2000 as a result of an internal reorganization, the SG Cowen Asset Management Division of SG Cowen was transferred to SG Cowen Asset Management, Inc. ("SGCAM"). All officers and employees engaged in providing investment advisory services to the Funds with SG Cowen became officers and employees of SGCAM. Since July 1, 1998 Funds Distributor, Inc. has served as principal underwriter to the Funds. SG Cowen is also a selected dealer of the Funds' shares. Additionally, effective as of July 1, 1998, the names of the Funds were changed, as indicated above, in order to reflect the Funds' new management. These financial statements together with the notes thereto, consist of CIG, COF, CIFIF, CGSF and LgCapValue. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) PORTFOLIO VALUATION: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) DIVIDENDS TO SHAREHOLDERS: Dividends for CIG, COF, and LgCapValue are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

                                 SG COWEN FUNDS

NOTE 1 - (CONTINUED)

  At November 30, 2000, CGSF, CIFIF and LgCapValue had unused capital loss carryovers of approximately $29,000, $150,000 and $572,000, respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire in fiscal 2008 ($29,000), in fiscal 2005 ($67,000), and fiscal 2008 ($83,000) and in fiscal
2006 ($34,000), fiscal 2007 ($233,000), and fiscal 2008 ($305,000), respectively.

  (E) DEFERRED ORGANIZATION EXPENSES: Organization expenses paid by LgCapValue are being amortized to operations from January 2, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by SG Cowen in connection with the organization of the Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time or redemption.

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of November 30, 2000, COF reclassified $185,105 from accumulated undistributed net investment loss to accumulated net realized gain on investments. Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) OPTIONS TRANSACTIONS: When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
AFFILIATES: (A) INVESTMENT MANAGEMENT FEE: Fees paid by the Funds to SGCAM pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50%, .60% and .75% for CIG, COF, CIFIF, CGSF and LgCapValue, respectively, of the average daily value of each Fund's net assets.

  With respect to LgCapValue, SGCAM has voluntarily reimbursed all expenses, other than Investment Management Fee and distribution fees, in excess of .22% of the average daily value of its net assets since its inception.

                                 SG COWEN FUNDS

NOTE 2 - (CONTINUED)

  With respect to CGSF and CIFIF, SGCAM has voluntarily waived its Investment Management Fee for the period from December 1, 1996 through November 30, 2000. With respect to CGSF, SGCAM is voluntarily absorbing all other expenses, except for .40% of other expenses and .50% of the Class B distribution fee. With respect to CIFIF, SGCAM is voluntarily absorbing all other expenses, except for
 .40% of other expenses and its service and distribution fees. The directors fees are being waived by directors of both Funds.

  SGCAM has agreed to maintain these fee and expense reimbursement arrangements for CGSF, CIFIF and LgCapValue through March 31, 2001 (see "Shareholder Servicing and Distribution Plans" later in this note).

  (B) During the year ended November 30, 2000, SGCAM earned $6,929, $2,847, $33, $231 and $603 of commissions on sales of the shares of CIG, COF, CGSF, CIFIF and LgCapValue, respectively.

  (C) SHAREHOLDER SERVICING AND DISTRIBUTION PLANS (THE "PLAN"): Funds Distributor Inc. is paid monthly fees by each of the Funds in connection with
(1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly-service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid to persons who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to Funds Distributor, Inc. a monthly distribution fee at the annual rate of .75% for CIG, COF, CGSF and LgCapValue and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used to provide
(1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with SG Cowen Funds in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by SGCAM, and the payments may exceed expenses actually incurred by SGCAM. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SGCAM and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of SGCAM or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses; however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as SGCAM ceases to waive its Investment Management Fee.

                                 SG COWEN FUNDS

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended November 30, 2000, was as follows:

                           CIG           COF         CGSF
-----------------------------------------------------------
Purchases              $24,727,783   $53,470,364   $193,636
-----------------------------------------------------------
Sales                  $35,778,654   $65,295,956   $815,500
-----------------------------------------------------------

                         CIFIF       LGCAP VALUE
--------------------------------------------------
Purchases              $  630,799     $5,970,949
--------------------------------------------------
Sales                  $2,192,021     $9,849,761
--------------------------------------------------

  At November 30, 2000, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments), except that due to wash sale transactions, the cost of investments for COF and LgCap Value was approximately $33,764,000 and $6,000,000 respectively.

  At November 30, 2000, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                           CIG          COF         CGSF
----------------------------------------------------------
Gross Unrealized
 Appreciation          $11,362,810   $5,403,337   $11,697
Gross Unrealized
 Depreciation            1,256,524    3,819,804     7,109
----------------------------------------------------------
Net                    $10,106,286   $1,583,533   $ 4,588
----------------------------------------------------------

                        CIFIF      LGCAP VALUE
------------------------------------------------
Gross Unrealized
 Appreciation          $ 34,747     $1,057,943
Gross Unrealized
 Depreciation            65,825        494,714
------------------------------------------------
Net                    $(31,078)    $  563,229
------------------------------------------------

                                 SG COWEN FUNDS

NOTE 4 - COMMON STOCK TRANSACTIONS: At November 30, 2000, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

SG COWEN INCOME + GROWTH FUND, INC.

                                                     YEAR ENDED NOVEMBER 30, 2000
                               -------------------------------------------------------------------------
                                       CLASS A                  CLASS B                  CLASS I
                               -----------------------   ---------------------   -----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                               ---------   -----------   ---------   ---------   ---------   -----------
Shares Sold                     100,376    $ 1,171,540      2,286    $ 24,959     101,062    $ 1,286,847
Dividends Reinvested            187,547      1,933,304      8,793      88,988      22,139        223,518
                               --------    -----------    -------    ---------   --------    -----------
                                287,923      3,104,844     11,079     113,947     123,201      1,510,365
Shares Redeemed                (848,917)    (9,460,047)   (53,206)   (581,430)   (452,209)    (4,930,291)
                               --------    -----------    -------    ---------   --------    -----------
Net Decrease                   (560,994)   $(6,355,203)   (42,128)   $(467,483)  (329,009)   $(3,419,926)
                               ========    ===========    =======    =========   ========    ===========

                                                     YEAR ENDED NOVEMBER 30, 1999
                              --------------------------------------------------------------------------
                                      CLASS A                   CLASS B                  CLASS I
                              ------------------------   ---------------------   -----------------------
                               SHARES        AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                              ---------   ------------   ---------   ---------   ---------   -----------
Shares Sold                     13,646    $    157,562      4,188    $ 48,607      62,387    $   725,044
Dividends Reinvested           288,602       3,288,339     15,539     175,522      39,214        448,559
                              --------    ------------    -------    ---------   --------    -----------
                               302,248       3,445,901     19,727     224,129     101,601      1,173,603
Shares Redeemed               (879,515)    (10,182,257)   (74,020)   (852,426)   (182,861)    (2,112,325)
                              --------    ------------    -------    ---------   --------    -----------
Net Decrease                  (577,267)   $ (6,736,356)   (54,293)   $(628,297)   (81,260)   $  (938,722)
                              ========    ============    =======    =========   ========    ===========

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN OPPORTUNITY FUND

                                                     YEAR ENDED NOVEMBER 30, 2000
                              ---------------------------------------------------------------------------
                                      CLASS A                   CLASS B                   CLASS I
                              -----------------------   -----------------------   -----------------------
                               SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                              ---------   -----------   ---------   -----------   ---------   -----------
Shares Sold                     33,237    $   466,725      5,670    $    70,376    129,889    $ 2,013,712
Dividends Reinvested                --             --         --             --         --             --
                              --------    -----------   --------    -----------   --------    -----------
                                33,237        466,725      5,670         70,376    129,889      2,013,712
Shares Redeemed               (440,255)    (6,189,930)  (107,611)    (1,402,018)  (360,655)    (5,080,024)
                              --------    -----------   --------    -----------   --------    -----------
Net Decrease                  (407,018)   $(5,723,205)  (101,940)   $(1,331,642)  (230,766)   $(3,066,312)
                              ========    ===========   ========    ===========   ========    ===========

                                                     YEAR ENDED NOVEMBER 30, 1999
                            -------------------------------------------------------------------------------
                                     CLASS A                    CLASS B                    CLASS I
                            -------------------------   -----------------------   -------------------------
                              SHARES        AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT
                            ----------   ------------   ---------   -----------   ----------   ------------
Shares Sold                     23,861   $    270,670      1,099    $    13,036      412,300   $  4,737,295
Dividends Reinvested                 -              -          -              -            -              -
                            ----------   ------------   --------    -----------   ----------   ------------
                                23,861        270,670      1,099         13,036      412,300      4,737,295
Shares Redeemed             (1,148,066)   (11,896,032)  (236,357)    (2,325,681)  (1,506,131)   (16,900,795)
                            ----------   ------------   --------    -----------   ----------   ------------
Net Decrease                (1,124,205)  $(11,625,362)  (235,258)   $(2,312,645)  (1,093,831)  $(12,163,500)
                            ==========   ============   ========    ===========   ==========   ============

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN GOVERNMENT SECURITIES FUND

                                                     YEAR ENDED NOVEMBER 30, 2000
                                 ---------------------------------------------------------------------
                                        CLASS A                 CLASS B                 CLASS I
                                 ---------------------   ---------------------   ---------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                 ---------   ---------   ---------   ---------   ---------   ---------
Shares Sold                         1,049    $  9,651           -           -         212    $  1,949
Dividends Reinvested                8,664      77,545           -           -         393       3,536
                                  -------    ---------   --------    ---------    -------    --------
                                    9,713      87,196           -           -         605       5,485
Shares Redeemed                   (67,879)   (611,173)          -           -     (10,936)    (98,478)
                                  -------    ---------   --------    ---------    -------    --------
Net Decrease                      (58,166)   $(523,977)         -           -     (10,331)   $(92,993)
                                  =======    =========   ========    =========    =======    ========

                                                     YEAR ENDED NOVEMBER 30, 1999
                                 ---------------------------------------------------------------------
                                        CLASS A                 CLASS B                 CLASS I
                                 ---------------------   ---------------------   ---------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                 ---------   ---------   ---------   ---------   ---------   ---------
Shares Sold                         6,106    $ 58,287           -           -      6,447     $ 61,492
Dividends Reinvested               11,330     107,639           -           -        858        8,221
                                  -------    ---------   --------    ---------    ------     --------
                                   17,436     165,926           -           -      7,305       69,713
Shares Redeemed                   (15,780)   (149,475)          -           -     (6,472)     (61,698)
                                  -------    ---------   --------    ---------    ------     --------
Net Increase                        1,656    $ 16,451           -           -        833     $  8,015
                                  =======    =========   ========    =========    ======     ========

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN INTERMEDIATE FIXED INCOME FUND

                                                     YEAR ENDED NOVEMBER 30, 2000
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                        5,254    $    48,014         65    $    609         161    $  1,460
Dividends Reinvested              19,493        176,019      1,123      10,209         807       7,254
                                --------    -----------    -------    ---------    -------    --------
                                  24,747        224,033      1,188      10,818         968       8,714
Shares Redeemed                 (165,083)    (1,493,436)   (20,933)   (188,852)    (10,289)    (92,159)
                                --------    -----------    -------    ---------    -------    --------
Net Decrease                    (140,336)   $(1,269,403)   (19,745)   $(178,034)    (9,321)   $(83,445)
                                ========    ===========    =======    =========    =======    ========

                                                     YEAR ENDED NOVEMBER 30, 1999
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                       11,475    $   110,945      6,800    $ 63,439       7,161    $  67,441
Dividends Reinvested              31,360        296,909      1,842      17,535       1,587       15,006
                                --------    -----------    -------    ---------    -------    ---------
                                  42,835        407,854      8,642      80,974       8,748       82,447
Shares Redeemed                 (250,427)    (2,390,018)   (30,464)   (298,236)    (32,514)    (310,858)
                                --------    -----------    -------    ---------    -------    ---------
Net Decrease                    (207,592)   $(1,982,164)   (21,822)   $(217,262)   (23,766)   $(228,411)
                                ========    ===========    =======    =========    =======    =========

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN LARGE CAP VALUE FUND

                                                     YEAR ENDED NOVEMBER 30, 2000
                               -------------------------------------------------------------------------
                                       CLASS A                  CLASS B                  CLASS I
                               -----------------------   ---------------------   -----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                               ---------   -----------   ---------   ---------   ---------   -----------
Shares Sold                       1,175    $    12,454     1,403     $ 14,250      13,742    $   138,261
Dividends Reinvested              3,267         34,494         2           19         373          3,800
                               --------    -----------    ------     --------    --------    -----------
                                  4,442         46,948     1,405       14,269      14,115        142,061
Shares Redeemed                (259,004)    (2,732,933)   (5,655)     (55,832)   (131,960)    (1,360,074)
                               --------    -----------    ------     --------    --------    -----------
Net Decrease                   (254,562)   $(2,685,985)   (4,250)    $(41,563)   (117,845)   $(1,218,013)
                               ========    ===========    ======     ========    ========    ===========

                                                     YEAR ENDED NOVEMBER 30, 1999
                                -----------------------------------------------------------------------
                                        CLASS A                  CLASS B                 CLASS I
                                -----------------------   ---------------------   ---------------------
                                 SHARES       AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                ---------   -----------   ---------   ---------   ---------   ---------
Shares Sold                       11,507    $   120,124     3,542      $32,116      75,303    $ 760,373
Dividends Reinvested              11,197        112,494        49          480       1,665       16,914
                                --------    -----------    ------      -------     -------    ---------
                                  22,704        232,618     3,591       32,596      76,968      777,287
Shares Redeemed                 (467,958)    (4,714,975)   (1,717)     (17,290)    (73,896)    (759,508)
                                --------    -----------    ------      -------     -------    ---------
Net Increase (Decrease)         (445,254)   $(4,482,357)    1,874      $15,306       3,072    $  17,779
                                ========    ===========    ======      =======     =======    =========

                                 SG COWEN FUNDS

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                               SG COWEN INCOME + GROWTH
                                                                 FUND, INC. - CLASS A
                                                    ----------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------
                                                       2000      1999     1998     1997     1996
                                                    ----------  -------  -------  -------  -------
NET ASSET VALUE
  Beginning of Year                                  $ 11.22    $ 12.34  $ 14.55  $ 14.40  $ 13.19
                                                     -------    -------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.18       0.26     0.29     0.36     0.48
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          3.27      (0.39)    0.19     1.97     1.74
                                                     -------    -------  -------  -------  -------
  Net from Investment Operations                        3.45      (0.13)    0.48     2.33     2.22
                                                     -------    -------  -------  -------  -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.20)     (0.27)   (0.30)   (0.36)   (0.52)
  Distributions from Net Realized Gains on
   Investments                                         (0.50)     (0.72)   (2.39)   (1.82)   (0.49)
                                                     -------    -------  -------  -------  -------
  Total Distributions                                  (0.70)     (0.99)   (2.69)   (2.18)   (1.01)
                                                     -------    -------  -------  -------  -------
NET ASSET VALUE
  End of Year                                        $ 13.97    $ 11.22  $ 12.34  $ 14.55  $ 14.40
                                                     =======    =======  =======  =======  =======
Total Return(5)                                        33.04%     (1.12)%    3.98%   19.21%   17.86%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                           $34,657    $34,116  $44,643  $55,383  $52,502
  Ratio of Expenses to Average Net Assets               1.36%      1.33%    1.20%    1.21%    1.24%
  Ratio of Investment Income - Net to Average Net
   Assets                                               1.45%      2.18%    2.22%    2.65%    3.56%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                          -          -     0.05%    0.14%    0.15%
  Portfolio Turnover Rate                                 73%        71%      62%      75%      79%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                             SG COWEN INCOME + GROWTH
                                                               FUND, INC. - CLASS B
                                                    ------------------------------------------
                                                             YEAR ENDED NOVEMBER 30,
                                                    ------------------------------------------
                                                       2000      1999    1998    1997    1996
                                                    ----------  ------  ------  ------  ------
NET ASSET VALUE
  Beginning of Year                                   $11.13    $12.24  $14.46  $14.31  $13.14
                                                      ------    ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.06     0.15    0.17    0.27     0.37
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          3.29    (0.37)   0.20    1.95     1.73
                                                      ------    ------  ------  ------  ------
  Net from Investment Operations                        3.35    (0.22)   0.37    2.22     2.10
                                                      ------    ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.10)   (0.17)  (0.20)  (0.25)   (0.44)
  Distributions from Net Realized Gains on
   Investments                                         (0.50)   (0.72)  (2.39)  (1.82)   (0.49)
                                                      ------    ------  ------  ------  ------
  Total Distributions                                  (0.60)   (0.89)  (2.59)  (2.07)   (0.93)
                                                      ------    ------  ------  ------  ------
NET ASSET VALUE
  End of Year                                         $13.88    $11.13  $12.24  $14.46  $14.31
                                                      ======    ======  ======  ======  ======
Total Return(5)                                        32.08%   (1.89)%  3.11%  18.34%   16.89%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $1,734    $1,860  $2,711  $4,478  $2,581
  Ratio of Expenses to Average Net Assets               2.16%    2.14%   1.97%   1.99%    2.04%
  Ratio of Investment Income - Net to Average Net
   Assets                                               0.64%    1.38%   1.43%   1.84%    2.76%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                          -        -    0.06%   0.14%    0.15%
  Portfolio Turnover Rate                                 73%      71%     62%     75%      79%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                              SG COWEN INCOME + GROWTH
                                                                FUND, INC. - CLASS I
                                                    --------------------------------------------
                                                              YEAR ENDED NOVEMBER 30,
                                                    --------------------------------------------
                                                       2000      1999    1998    1997     1996
                                                    ----------  ------  ------  -------  -------
NET ASSET VALUE
  Beginning of Year                                   $11.26    $12.39  $14.61  $ 14.45  $ 13.23
                                                      ------    ------  ------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.59     0.31    0.35      0.41     0.58
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          2.92    (0.42)   0.16      1.97     1.69
                                                      ------    ------  ------  -------  -------
  Net from Investment Operations                        3.51    (0.11)   0.51      2.38     2.27
                                                      ------    ------  ------  -------  -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.23)   (0.30)  (0.34)    (0.40)   (0.56)
  Distributions from Net Realized Gains on
   Investments                                         (0.50)   (0.72)  (2.39)    (1.82)   (0.49)
                                                      ------    ------  ------  -------  -------
  Total Distributions                                  (0.73)   (1.02)  (2.73)    (2.22)   (1.05)
                                                      ------    ------  ------  -------  -------
NET ASSET VALUE
  End of Year                                         $14.04    $11.26  $12.39  $ 14.61  $ 14.45
                                                      ======    ======  ======  =======  =======
Total Return(5)                                        33.46%   (0.92)%  4.22%    19.57%   18.25%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $  951    $4,468  $5,920  $10,444  $11,733
  Ratio of Expenses to Average Net Assets               1.16%    1.06%   0.91%     1.05%    0.90%
  Ratio of Investment Income - Net to Average Net
   Assets                                               1.50%    2.45%   2.50%     2.98%    3.90%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                          -        -    0.06%     0.14%    0.16%
  Portfolio Turnover Rate                                 73%      71%     62%       75%      79%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                              SG COWEN OPPORTUNITY FUND -
                                                                        CLASS A
                                                    -----------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                                    -----------------------------------------------
                                                       2000       1999     1998     1997     1996
                                                    -----------  -------  -------  -------  -------
NET ASSET VALUE
  Beginning of Year                                   $ 11.92    $ 10.05  $ 16.47  $ 16.61  $ 13.13
                                                      -------    -------  -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Loss - Net (2)                             (0.08)     (0.07)   (0.08)   (0.08)   (0.07)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           3.88       1.94    (3.40)    2.00     3.86
                                                      -------    -------  -------  -------  -------
  Net from Investment Operations                         3.80       1.87    (3.48)    1.92     3.79
                                                      -------    -------  -------  -------  -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      -          -        -        -        -
  Distributions from Net Realized Gains on
   Investments                                              -          -    (2.94)   (2.06)   (0.31)
                                                      -------    -------  -------  -------  -------
  Total Distributions                                       -          -    (2.94)   (2.06)   (0.31)
                                                      -------    -------  -------  -------  -------
NET ASSET VALUE
  End of Year                                         $ 15.72    $ 11.92  $ 10.05  $ 16.47  $ 16.61
                                                      =======    =======  =======  =======  =======
Total Return(5)                                         31.88%     18.61%  (24.89)%   13.55%   29.63%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $19,700    $19,787  $27,978  $54,809  $43,950
  Ratio of Expenses to Average Net Assets                1.61%      1.59%    1.46%    1.38%    1.39%
  Ratio of Investment Loss - Net to Average Net
   Assets                                               (0.52)%    (0.67)%   (0.67)%   (0.53)%   (0.46)%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                           -          -     0.01%    0.06%    0.16%
  Portfolio Turnover Rate                                 164%       150%     124%     159%     182%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                            SG COWEN OPPORTUNITY FUND -
                                                                      CLASS B
                                                    --------------------------------------------
                                                              YEAR ENDED NOVEMBER 30,
                                                    --------------------------------------------
                                                       2000      1999    1998     1997     1996
                                                    ----------  ------  -------  -------  ------
NET ASSET VALUE
  Beginning of Year                                   $11.24    $9.55   $15.92   $ 16.23  $12.93
                                                      ------    ------  ------   -------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Loss - Net(2)                             (0.18)   (0.15)   (0.18)    (0.20)  (0.18)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          3.65     1.84    (3.25)     1.95    3.79
                                                      ------    ------  ------   -------  ------
  Net from Investment Operations                        3.47     1.69    (3.43)     1.75    3.61
                                                      ------    ------  ------   -------  ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                     -        -        -         -       -
  Distributions from Net Realized Gains on
   Investments                                             -        -    (2.94)    (2.06)  (0.31)
                                                      ------    ------  ------   -------  ------
  Total Distributions                                      -        -    (2.94)    (2.06)  (0.31)
                                                      ------    ------  ------   -------  ------
NET ASSET VALUE
  End of Year                                         $14.71    $11.24  $ 9.55   $ 15.92  $16.23
                                                      ======    ======  ======   =======  ======
Total Return(5)                                        30.87%   17.70%  (25.56)%   12.72%  28.67%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $4,529    $4,608  $6,163   $10,629  $8,794
  Ratio of Expenses to Average Net Assets               2.38%    2.37%    2.26%     2.15%   2.17%
  Ratio of Investment Loss - Net to Average Net
   Assets                                              (1.29)%  (1.45)%  (1.47)%   (1.31)%  (1.24)%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                          -        -     0.01%     0.06%   0.16%
  Portfolio Turnover Rate                                164%     150%     124%      159%    182%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                              SG COWEN OPPORTUNITY FUND -
                                                                        CLASS I
                                                    -----------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                                    -----------------------------------------------
                                                       2000       1999     1998     1997     1996
                                                    -----------  -------  -------  -------  -------
NET ASSET VALUE
  Beginning of Year                                   $12.19     $10.24   $ 16.69  $ 16.77  $ 13.20
                                                      ------     ------   -------  -------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Loss - Net(2)                             (0.03)     (0.04)    (0.04)   (0.03)   (0.01)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          3.97       1.99     (3.47)    2.01     3.89
                                                      ------     ------   -------  -------  -------
  Net from Investment Operations                        3.94       1.95     (3.51)    1.98     3.88
                                                      ------     ------   -------  -------  -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                     -          -         -        -        -
  Distributions from Net Realized Gains on
   Investments                                             -          -     (2.94)   (2.06)   (0.31)
                                                      ------     ------   -------  -------  -------
  Total Distributions                                      -          -     (2.94)   (2.06)   (0.31)
                                                      ------     ------   -------  -------  -------
NET ASSET VALUE
  End of Year                                         $16.13     $12.19   $ 10.24  $ 16.69  $ 16.77
                                                      ======     ======   =======  =======  =======
Total Return(5)                                        32.32%     19.04%   (24.71)%   13.82%   30.17%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $8,631     $9,339   $19,051  $52,944  $40,369
  Ratio of Expenses to Average Net Assets               1.30%      1.27%     1.14%    1.02%    1.01%
  Ratio of Investment Income (Loss) - Net Assets       (0.21)%    (0.35)%   (0.34)%   (0.19)%   (0.07)%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                          -          -      0.01%    0.06%    0.15%
  Portfolio Turnover Rate                                164%       150%      124%     159%     182%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                 SG COWEN GOVERNMENT
                                                              SECURITIES FUND - CLASS A
                                                    ---------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,
                                                    ---------------------------------------------
                                                        2000        1999    1998    1997    1996
                                                    -------------  ------  ------  ------  ------
NET ASSET VALUE
  Beginning of Year                                     $9.12      $10.03  $9.58   $9.59   $ 9.83
                                                        -----      ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.58       0.55    0.55    0.61     0.64
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           0.23      (0.66)   0.48   (0.01)   (0.24)
                                                        -----      ------  ------  ------  ------
  Net from Investment Operations                         0.81      (0.11)   1.03    0.60     0.40
                                                        -----      ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.58)     (0.55)  (0.55)  (0.61)   (0.64)
  Distributions from Net Realized Gains on
   Investments                                          (0.14)     (0.25)  (0.03)      -        -
                                                        -----      ------  ------  ------  ------
  Total Distributions                                   (0.72)     (0.80)  (0.58)  (0.61)   (0.64)
                                                        -----      ------  ------  ------  ------
NET ASSET VALUE
  End of Year                                           $9.21      $9.12   $10.03  $9.58   $ 9.59
                                                        =====      ======  ======  ======  ======
Total Return(5)                                          9.36%     (1.17)% 11.13%   6.55%    4.34%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                              $ 895      $1,417  $1,542  $3,433  $2,631
  Ratio of Expenses to Average Net Assets                0.40%      0.40%   0.40%   0.40%    0.34%
  Ratio of Investment Income - Net to Average Net
   Assets                                                6.44%      5.85%   5.71%   6.47%    6.72%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived        0.85%      0.85%   0.85%   0.85%    0.85%
    Other Expenses Waived or Absorbed                    5.61%      5.31%   2.62%   2.70%    2.72%
  Portfolio Turnover Rate                                  16%        53%     69%    184%     107%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                               SG COWEN GOVERNMENT
                                                            SECURITIES FUND -- CLASS I
                                                    ------------------------------------------
                                                             YEAR ENDED NOVEMBER 30,
                                                    ------------------------------------------
                                                       2000      1999    1998    1997    1996
                                                    ----------  ------  ------  ------  ------
NET ASSET VALUE
  Beginning of Year                                   $ 9.22    $10.15  $9.70   $9.71   $ 9.94
                                                      ------    ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.58     0.56    0.56    0.62     0.65
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          0.23    (0.68)   0.48   (0.01)   (0.23)
                                                      ------    ------  ------  ------  ------
  Net from Investment Operations                        0.81    (0.12)   1.04    0.61     0.42
                                                      ------    ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.58)   (0.56)  (0.56)  (0.62)   (0.65)
  Distributions from Net Realized Gains on
   Investments                                         (0.14)   (0.25)  (0.03)      -        -
                                                      ------    ------  ------  ------  ------
  Total Distributions                                  (0.72)   (0.81)  (0.59)  (0.62)   (0.65)
                                                      ------    ------  ------  ------  ------
NET ASSET VALUE
  End of Year                                         $ 9.31    $9.22   $10.15  $9.70   $ 9.71
                                                      ======    ======  ======  ======  ======
Total Return(5)                                         9.33%   (1.30)% 11.04%   6.55%    4.48%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $   28    $ 123   $ 127   $  63   $   93
  Ratio of Expenses to Average Net Assets               0.40%    0.40%   0.40%   0.40%    0.36%
  Ratio of Investment Income - Net to Average Net
   Assets                                               6.35%    5.86%   5.60%   6.49%    6.75%
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fees Waived                   0.60%    0.60%   0.60%   0.60%    0.60%
    Other Expenses Waived or Absorbed                   5.60%    5.63%   3.66%   3.06%    3.14%
  Portfolio Turnover Rate                                 16%      53%     69%    184%     107%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                             SG COWEN INTERMEDIATE FIXED
                                                                INCOME FUND - CLASS A
                                                    ----------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------
                                                       2000      1999     1998     1997     1996
                                                    ----------  -------  -------  -------  -------
NET ASSET VALUE
  Beginning of Year                                   $ 9.13    $ 9.80   $ 9.47   $ 9.47   $  9.71
                                                      ------    ------   ------   ------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.54      0.54     0.53     0.59      0.63
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          0.20     (0.67)    0.33        -     (0.15)
                                                      ------    ------   ------   ------   -------
  Net from Investment Operations                        0.74     (0.13)    0.86     0.59      0.48
                                                      ------    ------   ------   ------   -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.54)    (0.54)   (0.53)   (0.59)    (0.63)
  Distributions from Net Realized Gains on
   Investments                                            --        --        -        -     (0.09)
                                                      ------    ------   ------   ------   -------
  Total Distributions                                  (0.54)    (0.54)   (0.53)   (0.59)    (0.72)
                                                      ------    ------   ------   ------   -------
NET ASSET VALUE
  End of Year                                         $ 9.33    $ 9.13   $ 9.80   $ 9.47   $  9.47
                                                      ======    ======   ======   ======   =======
Total Return(5)                                         8.43%    (1.35)%   9.38%    6.47%     5.21%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $4,060    $5,251   $7,671   $9,341   $11,885
  Ratio of Expenses to Average Net Assets               0.65%     0.65%    0.65%    0.65%     0.59%
  Ratio of Investment Income - Net to Average Net
   Assets                                               5.96%     5.72%    5.58%    6.29%     6.61%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived       0.50%     0.50%    0.50%    0.50%     0.50%
    Other Expenses Waived or Absorbed                   1.32%     1.05%    0.51%    0.60%     0.52%
  Portfolio Turnover Rate                                 13%       15%      64%      92%      110%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                            SG COWEN INTERMEDIATE FIXED
                                                               INCOME FUND - CLASS B
                                                    -------------------------------------------
                                                              YEAR ENDED NOVEMBER 30,
                                                    -------------------------------------------
                                                       2000       1999    1998    1997    1996
                                                    -----------  ------  ------  ------  ------
NET ASSET VALUE
  Beginning of Year                                   $ 9.19     $9.87   $9.54   $9.54   $ 9.78
                                                      ------     ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.52      0.52    0.51    0.53     0.61
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          0.21     (0.68)   0.33       -    (0.15)
                                                      ------     ------  ------  ------  ------
  Net from Investment Operations                        0.73     (0.16)   0.84    0.53     0.46
                                                      ------     ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.52)    (0.52)  (0.51)  (0.53)   (0.61)
  Distributions from Net Realized Gains on
   Investments                                            --         -       -       -    (0.09)
                                                      ------     ------  ------  ------  ------
  Total Distributions                                  (0.52)    (0.52)  (0.51)  (0.53)   (0.70)
                                                      ------     ------  ------  ------  ------
NET ASSET VALUE
  End of Year                                         $ 9.40     $9.19   $9.87   $9.54   $ 9.54
                                                      ======     ======  ======  ======  ======
Total Return(5)                                         8.25%    (1.65)%  9.07%   6.21%    4.96%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $  172     $ 350   $ 591   $ 630   $  769
  Ratio of Expenses to Average Net Assets               0.90%     0.90%   0.90%   0.90%    0.85%
  Ratio of Investment Income - Net to Average Net
   Assets                                               5.81%     5.54%   5.33%   6.03%    6.40%
  Decrease Reflected on Above Ratios Due to:
    Investment Management, Service and
     Distribution Fees Waived                           0.50%     0.50%   0.50%   0.50%    0.50%
    Other Expenses Waived or Absorbed                   1.60%     1.13%   0.52%   0.54%    0.54%
  Portfolio Turnover Rate                                 13%       15%     64%     92%     110%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                           SG COWEN INTERMEDIATE FIXED
                                                              INCOME FUND - CLASS I
                                                    ------------------------------------------
                                                             YEAR ENDED NOVEMBER 30,
                                                    ------------------------------------------
                                                       2000      1999    1998    1997    1996
                                                    ----------  ------  ------  ------  ------
NET ASSET VALUE
  Beginning of Year                                   $ 9.10    $9.77   $9.44   $9.44   $ 9.68
                                                      ------    ------  ------  ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.56     0.57    0.55    0.61     0.65
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          0.20    (0.67)   0.33       -    (0.15)
                                                      ------    ------  ------  ------  ------
  Net from Investment Operations                        0.76    (0.10)   0.88    0.61     0.50
                                                      ------    ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.56)   (0.57)  (0.55)  (0.61)   (0.65)
  Distributions from Net Realized Gains on
   Investments                                            --        -       -       -    (0.09)
                                                      ------    ------  ------  ------  ------
  Total Distributions                                  (0.56)   (0.57)  (0.55)  (0.61)   (0.74)
                                                      ------    ------  ------  ------  ------
NET ASSET VALUE
  End of Year                                         $ 9.30    $9.10   $9.77   $9.44   $ 9.44
                                                      ======    ======  ======  ======  ======
Total Return(5)                                         8.70%   (1.11)%  9.65%   6.74%    5.46%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $  108    $ 191   $ 437   $ 701   $1,745
  Ratio of Expenses to Average Net Assets               0.40%    0.40%   0.40%   0.40%    0.35%
  Ratio of Investment Income - Net to Average Net
   Assets                                               6.25%    5.96%   5.87%   6.63%    6.87%
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fee Waived                    0.50%    0.50%   0.50%   0.50%    0.50%
    Other Expenses Waived or Absorbed                   1.93%    1.18%   0.51%   0.50%    0.42%
  Portfolio Turnover Rate                                 13%      15%     64%     92%     110%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                                      SG COWEN
                                                                                LARGE CAP VALUE FUND
                                                    ----------------------------------------------------------------------------
                                                                     CLASS A                                CLASS B
                                                    ------------------------------------------  --------------------------------
                                                                                 PERIOD FROM
                                                                                    1/2/98                              PERIOD
                                                                                (COMMENCEMENT                            FROM
                                                            YEAR ENDED          OF OPERATIONS)       YEAR ENDED       4/17/98(4)
                                                           NOVEMBER 30,            THROUGH          NOVEMBER 30,       THROUGH
                                                       2000          1999          11/30/98      2000       1999       11/30/98
                                                    -----------  -------------  --------------  -------  -----------  ----------
NET ASSET VALUE
  Beginning of Period                                 $10.20        $ 9.53         $ 10.00      $10.21     $ 9.53      $ 11.11(1)
                                                      ------        ------         -------      ------     ------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net                        0.06          0.10            0.08       (0.03)      0.01         0.01
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          0.98          0.67           (0.49)       0.99       0.70        (1.58)
                                                      ------        ------         -------      ------     ------      -------
  Net from Investment Operations                        1.04          0.77           (0.41)       0.96       0.71        (1.57)
                                                      ------        ------         -------      ------     ------      -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.05)        (0.10)          (0.06)          -      (0.03)       (0.01)
  Distributions from Net Realized Gains on
   Investments                                             -             -               -           -          -            -
                                                      ------        ------         -------      ------     ------      -------
  Total Distributions                                  (0.05)        (0.10)          (0.06)          -      (0.03)       (0.01)
                                                      ------        ------         -------      ------     ------      -------
NET ASSET VALUE
  End of Period                                       $11.19        $10.20         $  9.53      $11.17     $10.21      $  9.53
                                                      ======        ======         =======      ======     ======      =======
Total Return(5)                                        10.21%         8.14%          (4.08)%(3)   9.41%      7.41%      (14.15)%(3)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $6,305        $8,343         $12,044      $  166     $  195      $   164
  Ratio of Expenses to Average Net Assets               1.22%         1.22%           1.11%(3)    1.97%      1.97%        1.23%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                               0.51%         0.96%           0.85%(3)   (0.23)%     0.18%        0.10%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/ Waivers                      1.66%         1.19%           0.66%(3)    1.85%      1.34%        0.53%(3)
  Portfolio Turnover Rate                                 83%           52%             67%(3)      83%        52%          67%(3)

                                                               SG COWEN
                                                         LARGE CAP VALUE FUND
                                                    -------------------------------
                                                                CLASS I
                                                    -------------------------------

                                                                           PERIOD
                                                                            FROM
                                                         YEAR ENDED       2/2/98(4)
                                                        NOVEMBER 30,       THROUGH
                                                       2000       1999    11/30/98
                                                    -----------  -------  ---------
NET ASSET VALUE
  Beginning of Period                                 $10.20     $ 9.54     $ 9.77(1)
                                                      ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net                        0.10       0.12       0.10
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          1.05       0.67      (0.25)
                                                      ------     ------     ------
  Net from Investment Operations                        1.15       0.79      (0.15)
                                                      ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.09)     (0.13)     (0.08)
  Distributions from Net Realized Gains on
   Investments                                             -          -          -
                                                      ------     ------     ------
  Total Distributions                                  (0.09)     (0.13)     (0.08)
                                                      ------     ------     ------
NET ASSET VALUE
  End of Period                                       $11.26     $10.20     $ 9.54
                                                      ======     ======     ======
Total Return(5)                                        11.42%      8.27%     (1.56)%(3)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $   68     $1,264     $1,153
  Ratio of Expenses to Average Net Assets               0.97%      0.97%      0.80%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                               1.39%      1.17%      1.01%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/ Waivers                      2.03%      1.18%      0.55%(3)
  Portfolio Turnover Rate                                 83%        52%        67%(3)

-----------------

(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2)  Based upon average shares outstanding
(3)  Not Annualized
(4)  Commencement of Distribution
(5)  Exclusive of Sales Charges

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
SG COWEN INCOME + GROWTH FUND, INC. AND
SG COWEN FUNDS, INC. AND SG COWEN SERIES FUNDS, INC.

  We have audited the accompanying statements of assets and liabilities, including the statements of investments, of SG Cowen Income + Growth Fund, Inc., SG Cowen Opportunity Fund, SG Cowen Government Securities Fund, SG Cowen Intermediate Fixed Income Fund and SG Cowen Large Cap Value Fund (the Funds) as of November 30, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 1998 were audited by other auditors whose report thereon dated January 8, 1999, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        [LOGO]

New York, New York
January 9, 2001

                            SG COWEN FAMILY OF FUNDS

                               560 Lexington Ave.
                               New York, NY 10022

                                   DIRECTORS

                   PHILIPPE H. COLLAS, Chairman
JAMES H. CAREY         DR. MARTIN J. GRUBER         BURTON J. WEISS

                                    OFFICERS

             PHILIPPE H. COLLAS, CHAIRMAN OF THE BOARD OF DIRECTORS

            HOAN NGUYEN-QUANG, PRESIDENT AND CHIEF EXECUTIVE OFFICER

        WILLIAM R. CHURCH, VICE PRESIDENT AND SENIOR INVESTMENT OFFICER

                      PAUL D. HOUK, INVESTMENT OFFICER(1)

                     DIANE E. JAFFEE, INVESTMENT OFFICER(2)

                    ALAN E. KOEPPLIN, INVESTMENT OFFICER(3)

                GORDON G. IFILL, ASSISTANT INVESTMENT OFFICER(3)

            PHILIP J. BAFUNDO, TREASURER AND CHIEF FINANCIAL OFFICER

                           RODD M. BAXTER, SECRETARY

                         IRWOOD SCHLACKMAN, CONTROLLER

      INVESTMENT ADVISER                                 CUSTODIAN
SG Cowen Asset Management, Inc.                 State Street Bank and Trust
      560 Lexington Ave.                                    Co.
      New York, NY 10022                              P.O. Box 419111
                                                   Kansas City, MO 64141

          DISTRIBUTOR                                 TRANSFER AGENT
    Funds Distributor, Inc.                          DST Systems, Inc.
  60 State Street, Suite 1300                      210 West 10th Street
       Boston, MA 02109                            Kansas City, MO 64105

         LEGAL COUNSEL                             INDEPENDENT AUDITORS
   Willkie Farr & Gallagher                              KPMG LLP
      787 Seventh Avenue                             757 Third Avenue
      New York, NY 10019                            New York, NY 10017

------------

(1)  SG Cowen Income + Growth

(2)  SG Cowen Large Cap Value

(3)  SG Cowen Intermediate Fixed Income and SG Cowen Government Securities

                                                                   COW ANN 11/00